  Preliminary Copy - To Be Filed With the Securities and Exchange Commission

                           SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934
                               (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

--------------------------------------------------------------------------------

                         INVESCO ADVISOR FUNDS, INC.

--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         ---------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

         ---------------------------------------------------------------------

     (5) Total fee paid:

         ---------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

         -----------------------------------

     (2) Form, Schedule or Registration Statement No.:

         -----------------------------------

     (3) Filing Party:

         -----------------------------------

     (4) Date Filed:

         -----------------------------------

  PRELIMINARY COPY -- TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

                                                    INVESCO ADVISOR FUNDS, INC.

[LOGO APPEARS HERE]
                                                              December 26, 1996
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Dear INVESCO Advisor Funds Shareholder:

  Enclosed is a Proxy Statement for the January 31, 1997 special meeting of shareholders of INVESCO Advisor Cash Management Portfolio, INVESCO Advisor Eq-uity Portfolio, INVESCO Advisor Flex Portfolio, INVESCO Advisor Income Portfo-lio, INVESCO Advisor International Value Portfolio, INVESCO Advisor MultiFlex Portfolio and INVESCO Advisor Real Estate Portfolio (collectively, the "Port-folios"), the seven series of INVESCO Advisor Funds, Inc. (the "Company").

  As you may have heard, INVESCO PLC ("INVESCO") has entered into an agreement to merge with A I M Management Group Inc. ("AIM"), under which AIM will become part of INVESCO. INVESCO is the ultimate parent company of: INVESCO Services, Inc., the investment adviser to the Company; INVESCO Capital Management, Inc., the sub-adviser to INVESCO Advisor Cash Management Portfolio, INVESCO Advisor Equity Portfolio, INVESCO Advisor Flex Portfolio, INVESCO Advisor Income Port-folio and INVESCO Advisor International Value Portfolio; INVESCO Management & Research, Inc., the sub-adviser to INVESCO Advisor MultiFlex Portfolio; and INVESCO Realty Advisors, Inc., the sub-adviser to INVESCO Advisor Real Estate Portfolio.

  As explained more fully in the attached Proxy Statement, at the time the INVESCO/AIM merger takes effect, the Company's present investment advisory and sub-advisory contracts will terminate automatically, as a matter of law. Al-though Company shareholders are not being asked to approve the merger, they must vote on the necessary new investment advisory and sub-advisory contracts. Accordingly, to provide continuity of investment advisory services to the Com-pany, the Board of Directors is asking shareholders to approve the following proposals:

 . All shareholders of the Company will be asked to approve a new invest-ment advisory agreement for the Company, with the same parties and on terms substantially identical to the existing investment advisory agree-ment.

 . Shareholders of the Portfolios will be asked to approve new investment sub-advisory agreements, with the same parties and on terms substan-tially identical to the existing investment sub-advisory agreements.

  In addition, all shareholders are being asked to elect directors of the Com-pany and to ratify the selection of Price Waterhouse LLP as the Company's in-dependent accountants. The accompanying Proxy Statement provides additional detailed information on these proposals, the INVESCO/AIM merger and the Compa-ny.

  WE ARE REQUIRED BY LAW TO INFORM YOU AS TO CERTAIN DETAILS OF THE TRANSAC-TION, EVEN THOUGH YOU ARE NOT VOTING TO APPROVE THE MERGER. WHAT IS MOST IM-PORTANT FOR YOU AS A SHAREHOLDER OF THE PORTFOLIOS IS THAT APPROVAL OF THE PROPOSALS LISTED ABOVE WILL IN NO WAY INCREASE THE ADVISORY FEES, SUB-ADVISORY FEES OR EXPENSES OF THE COMPANY OR THE PORTFOLIOS OR CHANGE THE LEVEL, NATURE OR QUALITY OF SERVICES YOU RECEIVE. EACH OF THESE PROPOSALS HAS BEEN APPROVED BY THE BOARD OF DIRECTORS OF THE COMPANY, WHICH RECOMMENDS THAT SHAREHOLDERS APPROVE THEM AS WELL.

  The Board of Directors believes that these proposals are in the best inter-ests of the shareholders. Therefore, we ask that you read the enclosed materi-als and vote promptly. Should you have any questions, please feel free to call our client services representatives at 1-800-972-9030. They will be happy to answer any questions that you might have.

  YOUR VOTE IS IMPORTANT. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE COMPANY, THE PORTFOLIOS AND TO YOU AS A SHAREHOLDER. IF WE DO NOT RECEIVE SUFFICIENT VOTES TO APPROVE THESE PROPOSALS, WE MAY HAVE TO SEND ADDITIONAL MAILINGS OR CONDUCT TELEPHONE CANVASSING. THEREFORE, PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE ON THE ENCLOSED PROXY CARD, AND RETURN IT IN THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID ENVE-LOPE.

Sincerely,

/s/ Hubert L. Harris, Jr.

Hubert L. Harris, Jr.
President
INVESCO Advisor Funds, Inc. --
 INVESCO Advisor Cash Management Portfolio
 INVESCO Advisor Equity Portfolio
 INVESCO Advisor Flex Portfolio
 INVESCO Advisor Income Portfolio
 INVESCO Advisor International Value Portfolio
 INVESCO Advisor MultiFlex Portfolio
 INVESCO Advisor Real Estate Portfolio

  PRELIMINARY COPY -- TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

                                                    INVESCO ADVISOR FUNDS, INC.

                                                    1315 PEACHTREE STREET, N.E.
                                                         ATLANTA, GEORGIA 30309
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON JANUARY 31, 1997

  Notice is hereby given that a special meeting of shareholders (the "Meet-ing") of INVESCO Advisor Cash Management Portfolio (the "Cash Management Port-folio"), INVESCO Advisor Equity Portfolio (the "Equity Portfolio"), INVESCO Advisor Flex Portfolio (the "Flex Portfolio"), INVESCO Advisor Income Portfo-lio (the "Income Portfolio"), INVESCO Advisor International Value Portfolio (the "International Value Portfolio"), INVESCO Advisor MultiFlex Portfolio (the "MultiFlex Portfolio") and INVESCO Advisor Real Estate Portfolio (the "Real Estate Portfolio"; collectively, the "Portfolios") of INVESCO Advisor Funds, Inc. (the "Company") will be held at 1355 Peachtree Street, N.E., Suite 200, Atlanta, Georgia 30309, on Friday, January 31, 1997, at 10:00 a.m., East-ern Standard Time, for the following purposes.

 1.A. To approve or disapprove a new investment advisory agreement between the Company and INVESCO Services, Inc. ("ISI"), such agreement to take effect only if the proposed merger of A I M Management Group Inc. into a wholly-owned U.S. subsidiary of INVESCO PLC is consum-mated (the "Merger"). INVESCO PLC is the ultimate parent of ISI.

 1.B. FOR SHAREHOLDERS OF THE CASH MANAGEMENT PORTFOLIO, THE EQUITY PORTFO-
      LIO, THE FLEX PORTFOLIO, THE INCOME PORTFOLIO AND THE INTERNATIONAL VALUE PORTFOLIO ONLY: To approve or disapprove a new sub-advisory agreement between ISI and INVESCO Capital Management, Inc. with re-spect to the Cash Management Portfolio, the Equity Portfolio, the Flex Portfolio, the Income Portfolio and the International Value Portfolio, to take effect only if the Merger is consummated.

 1.C. FOR SHAREHOLDERS OF THE MULTIFLEX PORTFOLIO ONLY: To approve or dis-approve a new sub-advisory agreement between ISI and INVESCO Manage-ment & Research, Inc., with respect to the MultiFlex Portfolio, to take effect only if the Merger is consummated.

 1.D. FOR SHAREHOLDERS OF THE REAL ESTATE PORTFOLIO ONLY: To approve or disapprove a new sub-advisory agreement between ISI and INVESCO Re-alty Advisors, Inc., with respect to the Real Estate Portfolio, to take effect only if the Merger is consummated.

 2. To elect eleven directors of the Company.

 3. To ratify or reject the selection of Price Waterhouse LLP as indepen-dent accountants for the Company for the fiscal year ending December 31, 1997.

 4. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

  NONE OF THESE PROPOSALS is expected to result in any change in the way the Portfolios are managed, in the advisory or sub-advisory fees or in the serv-ices you receive as a shareholder.

  The board of directors of the Company has fixed the close of business on De-cember 9, 1996, as the record date for the determination of shareholders enti-tled to notice of and to vote at the Meeting or any adjournment(s) thereof.

  A complete list of shareholders of the Portfolios entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Portfolios for any purpose germane to the Meeting during ordinary business hours after December 15, 1996, at the offices of the Company, 1315 Peachtree Street, N.E., Atlanta, Georgia 30309.

  You are cordially invited to attend the Meeting. Shareholders who do not ex-pect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the enclosed envelope that requires no postage if mailed in the United States. The enclosed proxy is being solicited on behalf of the board of directors of the Company.

                                   IMPORTANT

  Please mark, sign, date and return the enclosed proxy in the accompanying envelope as soon as possible in order to ensure a full representation at the Meeting.

  The Meeting will have to be adjourned without conducting any business if less than one-third of the eligible shares is represented, and the Company will have to continue to solicit votes until a quorum is obtained. The Meeting also may be adjourned, if necessary, to continue to solicit votes if less than the required shareholder vote has been obtained to elect the specified number of directors and to approve Proposals 1.A., 1.B., 1.C., 1.D. and 3.

  Your vote, then, could be critical in allowing the Company to hold the Meet-ing as scheduled. By marking, signing, and promptly returning the enclosed proxy, you may eliminate the need for additional solicitation. Your coopera-tion is appreciated.

                                            By Order of the Board of Directors,

                                                       (ART)

                                                       Tony D. Green
                                                       Secretary

Atlanta, Georgia
Dated: December 26, 1996

  PRELIMINARY COPY -- TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

                                                    INVESCO ADVISOR FUNDS, INC.

                                                              December 26, 1996
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                          INVESCO ADVISOR FUNDS, INC.
                          1315 PEACHTREE STREET, N.E.
                            ATLANTA, GEORGIA 30309

                                PROXY STATEMENT
                      FOR SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 31, 1997

                                 INTRODUCTION

  The enclosed proxy is being solicited by the board of directors (the "Board" or the "Directors") of INVESCO Advisor Funds, Inc. (the "Company") on behalf of INVESCO Advisor Cash Management Portfolio (the "Cash Management Portfo-lio"), INVESCO Advisor Equity Portfolio (the "Equity Portfolio"), INVESCO Ad-visor Flex Portfolio (the "Flex Portfolio"), INVESCO Advisor Income Portfolio (the "Income Portfolio"), INVESCO Advisor International Value Portfolio (the "International Value Portfolio"), INVESCO Advisor MultiFlex Portfolio (the "MultiFlex Portfolio") and INVESCO Advisor Real Estate Portfolio (the "Real Estate Portfolio"; collectively, the "Portfolios"), the seven series of the Company, for use in connection with the special meeting of shareholders of the Company (the "Meeting") to be held at 10:00 a.m., Eastern Standard Time, on Friday, January 31, 1997, at 1355 Peachtree Street, N.E., Suite 200, Atlanta, Georgia 30309, and at any adjournment(s) thereof for the purposes set forth in the foregoing notice. THE COMPANY'S ANNUAL REPORT, INCLUDING FINANCIAL STATE-MENTS OF THE COMPANY FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995, AND THE COMPANY'S SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT ARE AVAILABLE WITH-OUT CHARGE UPON REQUEST FROM TONY D. GREEN, SECRETARY OF THE COMPANY, AT 1355 PEACHTREE STREET, N.E., SUITE 200, ATLANTA, GEORGIA 30309 (TELEPHONE NUMBER 1-800-972-9030). The approximate mailing date of proxies and this Proxy State-ment is December 26, 1996.

  The primary purpose of the Meeting is to allow shareholders to consider new investment advisory and sub-advisory agreements for the Portfolios. As ex-plained in more detail below, the existing advisory and sub-advisory agree-ments for the Portfolios will terminate automatically, by operation of law, upon the consummation of the proposed merger (the "Merger") of A I M Manage-ment Group Inc. ("AIM") and a direct wholly-owned subsidiary of INVESCO PLC ("INVESCO"). Shareholders are not being asked to approve the Merger; rather, they are being asked to continue the existing investment advisory relation-ships for the Portfolios under new contracts which would take effect at the time of the Merger. Consummation of the Merger is conditioned on, among other things, shareholder approval of the new investment advisory and sub-advisory contracts. The transactions contemplated by the Merger and the terms of the new investment advisory and sub-advisory agreements are discussed below.

  OTHER THAN THEIR COMMENCEMENT AND EXPIRATION DATES, THE PROPOSED NEW ADVI-SORY AND SUB-ADVISORY AGREEMENTS ARE IDENTICAL IN FORM AND TERMS TO THE PRES-ENT AGREEMENTS.

  Therefore:

 (1) Shareholders of all seven Portfolios are being asked to approve a new investment advisory agreement (the "Proposed Advisory Agreement") be-tween the Company and its investment adviser, INVESCO Services, Inc. (the "Adviser" or "ISI"), to replace the existing agreement between the Company and the Adviser (the "Current Advisory Agreement");

 (2) Shareholders of the Cash Management Portfolio, the Equity Portfolio, the Flex Portfolio, the Income Portfolio and the International Value Portfolio (collectively, the "ICM Sub-Advised Portfolios") are being asked to approve a new investment sub-advisory agreement (the "Pro-posed ICM Agreement") between ISI and these Portfolios' sub-adviser, INVESCO Capital Management, Inc. ("ICM"), to replace the existing sub-advisory agreement between ISI and ICM (the "Current ICM Agreement");

 (3) Shareholders of the MultiFlex Portfolio are being asked to approve a new investment sub-advisory agreement (the "Proposed IMR Agreement") between ISI and that Portfolio's sub-adviser, INVESCO Management & Re-search, Inc. ("IMR"), to replace the existing sub-advisory agreement between ISI and IMR (the "Current IMR Agreement"); and

 (4) Shareholders of the Real Estate Portfolio are being asked to approve a new investment sub-advisory agreement (the "Proposed IRA Agreement") between ISI and that Portfolio's sub-adviser, INVESCO Realty Advisors, Inc. ("IRA"), to replace the existing sub-advisory agreement between ISI and IRA (the "Current IRA Agreement").

  Elsewhere in this Proxy Statement, the Current ICM Agreement, the Current IMR Agreement and the Current IRA Agreement are collectively referred to as the "Current Sub-Advisory Agreements," and, together with the Current Advisory Agreement, are collectively referred to as the "Current Agreements." Similar-ly, the Proposed ICM Agreement, the Proposed IMR Agreement and the Proposed IRA Agreement are collectively referred to as the "Proposed Sub-Advisory Agreements," and, together with the Proposed Advisory Agreement, are collec-tively referred to as the "Proposed Agreements." Each of ICM, IMR and IRA is referred to as a "Sub-Adviser" and collectively as "Sub-Advisers."

  The following factors should be considered by shareholders in determining whether to approve the Proposed Agreements:

 . The Proposed Advisory Agreement and each of the Proposed Sub-Advisory
   Agreements were approved by the Directors, including the Independent Di-rectors (as defined below).

 . There will be no change in the investment objectives or policies of the Portfolios.

 . There will be no increase in the fees payable to the Adviser or to the Sub-Advisers as a result of the approval and implementation of the Pro-posed Agreements.

 . No significant changes are contemplated in the personnel of the Adviser who are responsible for the overall supervision of the Company or of each of the Sub-Advisers who are responsible for managing the invest-ments of the Portfolios.

  Notwithstanding the foregoing, as discussed in greater detail below under "Evaluation of the Board," shareholders should note that, if the Merger is consummated, at some time in the future management may propose making certain changes to the Company to coordinate marketing and service activities with re-spect to the Company with AIM's broker-dealer distribution network.

  The following table indicates the Portfolios being solicited with respect to the proposals being presented at the Meeting:

              PROPOSAL                             PORTFOLIO
              --------                             ---------
  1.A. Approval of new Advisory      All seven Portfolios
       Agreement between
       the Company and ISI
  1.B. Approval of new Sub-Advisory  Cash Management, Equity, Flex, Income,
       Agreement between             International Value
       ISI and ICM
  1.C. Approval of new Sub-Advisory  MultiFlex
       Agreement between
       ISI and IMR
  1.D. Approval of new Sub-Advisory  Real Estate
       Agreement between
       ISI and IRA
  2. Election of Directors           All seven Portfolios
  3. Ratification or Rejection of    All seven Portfolios
     Independent Accountants

  If the enclosed form of proxy is duly executed and returned in time to be voted at the Meeting, and not subsequently revoked, all shares represented by the proxy will be voted in accordance with the instructions marked thereon. If no instructions are given, such shares will be voted FOR the nominees for di-rector hereinafter listed and FOR Proposals 1.A., 1.B., 1.C., 1.D. and 3. One third of the outstanding shares of the Company entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

  Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. An abstention by a shareholder, either by proxy or by vote in person at the Meet-ing, has the same effect as a negative vote. Shares held by a broker or other fiduciary as record owner for the account of the beneficial owner are counted toward the required quorum if the beneficial owner has executed and timely de-livered the necessary instructions for the broker to vote the shares or if the broker has and exercises discretionary voting power. Where the broker or fidu-ciary does not receive instructions from the beneficial owner and does not have discretionary voting power as to one or more issues before the Meeting, but grants a proxy for or votes such shares, they will be counted toward the required quorum but will have the effect of a negative vote on any proposals on which it does not vote.

  Because certain of the proposals being submitted for a vote of the share-holders of each Portfolio are identical, the Board determined to combine the proxy materials for the Portfolios in order to reduce the cost of preparing, printing and mailing the proxy materials. The proxy cards have been coded so that each shareholder's votes will be counted for the appropriate Portfolio, or for each Portfolio if a shareholder owns shares in more than one Portfolio.

  In order to further reduce the cost, the notices to shareholders having more than one account in a Portfolio listed under the same social security number at a single address have been combined. The proxy cards have been coded so that each shareholder's votes will be counted for all such accounts.

  Execution of the enclosed proxy will not affect a shareholder's right to at-tend the Meeting and vote in person, and a shareholder giving a proxy has the power to revoke it (by written notice to the Company, attention Tony D. Green, at 1355 Peachtree Street, N.E., Suite 200, Atlanta, Georgia 30309, execution of a subsequent proxy, or oral revocation at the Meeting) at any time before it is exercised.

  Shareholders of the Portfolios of record at the close of business on Decem-ber 9, 1996 (the "Record Date"), are entitled to vote at the Meeting, includ-ing any adjournment(s) thereof, and are entitled to one vote for each share, and corresponding fractional votes for fractional shares, on each matter to be
acted upon at the Meeting. On the Record Date, [   ] shares of the Company's
common stock, $.001 par value per share were outstanding, including [   ]
shares of the Cash Management Portfolio, [   ] shares of the Equity Portfolio,
[   ] shares of the Flex Portfolio, [   ] shares of the Income Portfolio,
[   ] shares of the International Value Portfolio, [   ] shares of the
MultiFlex Portfolio and [   ] shares of the Real Estate Portfolio.

  The following table sets forth, as of the Record Date, the beneficial owner-ship of each Company's issued and outstanding common stock by each 5% or greater shareholder. [PLEASE CONFIRM: THE DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY DID NOT OWN [ANY] [1% OR MORE OF THE OUTSTANDING] COMPANY SHARES AS OF THE RECORD DATE.]

    Name and Address               Amount & Nature of                     Percent of
   of Beneficial Owner           Beneficial Ownership(1)                 Common Stock
   -------------------           -----------------------                 ------------
  CASH MANAGEMENT
  PORTFOLIO
  EQUITY PORTFOLIO
  FLEX PORTFOLIO
  INCOME PORTFOLIO
  INTERNATIONAL VALUE
  PORTFOLIO
  MULTIFLEX PORTFOLIO
  REAL ESTATE PORTFOLIO

  (1) Each beneficial owner named above shares investment power with respect to the shares listed next to its respective row, but its customers retain sole voting power.

  In addition to the solicitations of proxies by use of the mail, proxies may be solicited by officers of the Company, and by officers and employees of ISI, personally or by telephone or telegraph, without special compensation. In ad-dition, Shareholder Communications Corporation ("SCC") will be retained to as-sist in the solicitation of proxies.

  As the meeting date approaches, certain shareholders whose votes the Company has not yet received may receive telephone calls from representatives of SCC requesting that they authorize, by telephonic or electronically transmitted instructions, SCC to execute proxy cards on their behalf. Telephone authoriza-tions will be recorded in accordance with the procedures set forth below. The Adviser believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

  SCC has received an opinion of Maryland counsel that addresses the validity, under the applicable laws of the State of Maryland, of authorization given orally to execute a proxy. The opinion given by Maryland counsel concludes that a Maryland court would find that there is no Maryland law or public pol-icy against the acceptance of proxies signed by an orally-authorized agent, provided it adheres to the procedures set forth below.

  In all cases where a telephonic proxy is solicited, the SCC representative is required to ask the shareholder for such shareholder's full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has re-ceived the Proxy Statement in the mail. If the information solicited agrees with the information provided to SCC by the Company, the SCC representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. Although he or she is permitted to answer questions about the process, the SCC representative is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, SCC will send the shareholder a letter or mailgram confirming the shareholder's vote and asking the shareholder to call SCC immediately if the shareholder's instructions are not correctly reflected in the confirmation.

  If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a shareholder, whether in writing or by telephone, is revocable. A share-holder may revoke the accompanying proxy or a proxy given telephonically at any time prior to its use by filing with the Company a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who at-tends the Meeting in person may vote by ballot at the Meeting, thereby cancel-ing any proxy previously given.

  All costs of printing and mailing proxy materials and the costs and expenses of holding the Meeting and soliciting proxies, including any amount paid to SCC, will be paid by INVESCO and not by the Company, the Portfolios or their shareholders.

  The Board may seek one or more adjournments of the Meeting to solicit addi-tional shareholders, if necessary, to obtain a quorum for the Meeting, or to obtain the required shareholder vote to elect the number of specified direc-tors and approve Proposals 1.A., 1.B., 1.C., 1.D. and 3. An adjournment would require the affirmative vote of the holders of a majority of the shares pres-ent at the Meeting (or an adjournment thereof) in person or by proxy and enti-tled to vote. If adjournment is proposed in order to obtain the required shareholder vote on a particular proposal, the persons named as proxies will vote in favor of adjournment those shares which they are entitled to vote in favor of such proposal and will vote against adjournment those shares which they are required to vote against such proposal. A shareholder vote may be taken on one or more of the proposals discussed herein prior to any such ad-journment if sufficient votes have been received and it is otherwise appropri-ate.

PROPOSAL 1:   A. APPROVAL OF THE PROPOSED ADVISORY AGREEMENT BETWEEN THE COM-
                 PANY AND INVESCO SERVICES, INC.

              B. WITH RESPECT TO THE CASH MANAGEMENT PORTFOLIO, THE EQUITY
                 PORTFOLIO, THE FLEX PORTFOLIO, THE INCOME PORTFOLIO AND THE INTERNATIONAL VALUE PORTFOLIO, APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT BETWEEN INVESCO SERVICES, INC. AND INVESCO CAPITAL MANAGEMENT, INC.

              C. WITH RESPECT TO THE MULTIFLEX PORTFOLIO, APPROVAL OF THE PRO-
                 POSED SUB-ADVISORY AGREEMENT BETWEEN INVESCO SERVICES, INC. AND INVESCO MANAGEMENT & RESEARCH, INC.

              D. WITH RESPECT TO THE REAL ESTATE PORTFOLIO, APPROVAL OF THE
                 PROPOSED SUB-ADVISORY AGREEMENT BETWEEN INVESCO SERVICES, INC. AND INVESCO REALTY ADVISORS, INC.

BACKGROUND

  ISI serves as investment adviser to the Company pursuant to the Current Ad-visory Agreement. The Current Advisory Agreement provides that the Adviser upon receipt of written approval of the Company, is authorized to retain com-panies to provide investment advisory services to the Company. Accordingly, ISI has entered into a sub-advisory agreement with ICM, pursuant to which ICM serves as sub-adviser to, and is primarily responsible for, managing the in-vestments of the Company's ICM Sub-Advised Portfolios. ISI also has entered into a sub-advisory agreement with IMR, pursuant to which IMR serves as sub-adviser to, and is primarily responsible for, managing the investments of the Company's MultiFlex Portfolio. In addition, ISI has entered into a sub-advi-sory agreement with IRA, pursuant to which IRA serves as sub-adviser to, and is primarily responsible for, managing the investments of the Company's Real Estate Portfolio. The Adviser is a wholly-owned subsidiary of ICM. Both the Adviser and the Sub-Adviser are indirect, wholly-owned subsidiaries of INVESCO. INVESCO is a publicly traded holding company organized under the laws of England in 1935. The ordinary shares of INVESCO, 25 pence nominal value per share (the "Ordinary Shares"), are traded on the London Stock Exchange. INVESCO's subsidiaries provide investment advisory services throughout the world. As of September 30, 1996, the total assets advised by INVESCO and its subsidiaries were approximately $91.1 billion.

  AIM is a holding company that has been engaged in the financial services business since 1976 and, together with its affiliates, advises or manages 38 investment company portfolios consisting of the A I M Family of Funds(R). As of October 31, 1996, the total assets of the investment company portfolios ad-vised or managed by AIM and its affiliates were approximately $57 billion.

  On November 4, 1996, INVESCO and INVESCO Group Services, Inc. ("IGS") en-tered into an agreement of merger (the "Merger Agreement") with AIM pursuant to which IGS or another wholly-owned U.S. subsidiary of INVESCO ("INVESCO Sub") will acquire all the issued and outstanding shares of AIM capital stock for consideration valued on November 4, 1996 at approximately $1.6 billion, plus the amount of AIM net income from September 1, 1996 through the date on which the Merger is consummated (the "Closing Date"), minus dividends paid during such period and subject to adjustments for certain balance sheet items and transaction expenses. The consideration will include 290 million new Ordi-nary Shares (including Ordinary Shares issuable in respect of vested and unvested AIM options) of INVESCO valued on November 4, 1996 at approximately $1.1 billion. The balance of the consideration will be paid in cash. Upon con-summation of the Merger, the AIM shareholders will own approximately 45% of INVESCO's total outstanding capital stock on a fully-diluted basis. Thereaf-ter, INVESCO will change its name to AMVESCO PLC (the names of the Adviser and the Sub-Advisers will not change).

  The Closing Date is presently expected to occur on or about February 28, 1997, subject to the satisfaction of conditions to closing that include, among other things: (a) INVESCO having consummated one or more financings and having received net proceeds of not less than $500 million; (b) the respective aggre-gate annualized asset management fees of INVESCO and AIM (based on assets un-der management, excluding the effects of market movements), in respect of which consents to the Merger have been obtained being equal to or greater than 87.5% of all such fees; (c) INVESCO and AIM having received certain consents from regulators, lenders and/or other third parties; (d) AIM not having received from the holder or holders of more than 2% of the outstanding AIM shares notices that they intend to exercise dissent-ers' rights; (e) a Voting Agreement, Standstill Agreement, Transfer Restric-tion Agreements, Transfer Administration Agreement, Registration Rights Agree-ment, Indemnification Agreement and employment agreements with approximately thirty AIM employees having been executed and delivered; (f) AIM having re-ceived an opinion from its U.S. counsel that the Merger will be treated as a tax-free reorganization; and (g) shareholder resolutions to appoint to INVESCO's board of directors (the "INVESCO Board") six AIM designees and a resolution of the INVESCO Board to appoint the seventh AIM designee having been passed and not revoked.

  The Merger Agreement may be terminated at any time prior to the Closing Date by written notice by AIM or INVESCO to the other after June 1, 1997 or under other circumstances set forth in the Merger Agreement. In certain circum-stances occurring on or before September 30, 1997, a termination fee will be payable by the party in respect of which such circumstances have occurred.

  In connection with the Merger, the following agreements, each to be effec-tive upon the closing of the Merger, have been or will be executed:

   Voting Agreement. Certain AIM shareholders and their spouses, the cur-rent directors of INVESCO and proposed directors of INVESCO have agreed to vote as directors and as shareholders to ensure that: (a) the INVESCO Board will have fifteen members, consisting of four executive directors and three non-executive directors designated by INVESCO's current senior management, four executive directors and three non-executive directors designated by AIM's current senior management and a Chairman; (b) the ini-tial Chairman will be Charles W. Brady (INVESCO's current Chairman) and the initial Vice Chairman will be Charles T. Bauer (AIM's current Chair-man); and (c) the parties will vote at any INVESCO shareholder meetings on resolutions (other than those in respect of the election of directors) supported by two-thirds of the INVESCO Board in the same proportion as votes are cast by unaffiliated shareholders. The Voting Agreement will terminate on the earlier of the fourth anniversary of the Closing Date or the date on which a resolution proposed by an INVESCO-designated board member is approved by the INVESCO Board despite being voted against by each AIM-designated board member present at such INVESCO Board meeting.

   Standstill Agreement and Transfer Restriction Agreements. Certain AIM shareholders and their spouses and certain significant shareholders of INVESCO have agreed, under certain circumstances for a maximum period of five years, not to engage in a number of specified activities that might result in a change of the ownership or control positions of INVESCO exist-ing as of the Closing Date. AIM shareholders and INVESCO's current chair-man will be restricted in their ability to transfer their shares of INVESCO for a period of up to five years.

  If the conditions to the Merger are not met or waived, or if the Merger Agreement is terminated, the Merger will not be consummated and the Current Agreements will remain in effect. If the Proposed Agreements are approved and the Merger is thereafter consummated, the Proposed Agreements will be executed and become effective on the Closing Date. In the event that any of the Pro-posed Agreements are not approved and the Merger is consummated, the Board will determine what action to take, which ultimately will be subject to the approval of shareholders of the Company.

  Under the Merger Agreement, INVESCO and INVESCO Sub have agreed that they will comply, and use all reasonable efforts to cause compliance on behalf of their affiliates, with the provisions of Section 15(f) of the

Investment Company Act of 1940, as amended (the "1940 Act"). Section 15(f) provides, in pertinent part, that an investment adviser of an investment com-pany and its affiliates may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such investment ad-viser that results in an "assignment" of an investment advisory contract as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the Merger. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or suc-cessor investment adviser) or any interested person of any such adviser re-ceives or is entitled to receive any compensation directly or indirectly from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated in connection with the Merger.

  The second condition is that, for a period of three years after the transac-tion occurs, at least 75% of the members of the board of directors of the in-vestment company advised by such adviser are not "interested persons" (as de-fined in the 1940 Act) of the new or the old investment adviser. The Board you are being asked to elect in Proposal No. 2 below does not meet this 75% re-quirement. Nevertheless, as more fully described below under Proposal No. 2, the composition of the Board, on or prior to the date the Merger is effected, will comply with the 75% requirement.

  INVESCO has advised the Company that the Merger is not expected to have a material effect on the operations of the Company, on the Portfolios or on their shareholders. No material change in investment philosophy, policies or strategies is currently envisioned. The Adviser and the Sub-Advisers will, following the Merger, continue to be indirect wholly-owned subsidiaries of INVESCO. The Merger Agreement does not, by its terms, contemplate any changes, other than changes in the ordinary course of business, in the management or operation of the Adviser or the Sub-Advisers relating to the Company and its Portfolios, the personnel managing the Portfolios, or other services provided to or other business activities of the Company. The Merger also is not ex-pected to result in material changes in the business, corporate structure or composition of the senior management or personnel of the Adviser or the Sub-Advisers. Based on the foregoing, the Adviser does not anticipate that the Merger will cause a reduction in the quality of services now being provided to the Company, or have any adverse effect on the Adviser's or the Sub-Advisers' abilities to fulfill their respective obligations under the Proposed Agree-ments or to operate their businesses in a manner consistent with their current practices.

  Each of the Current Agreements, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its assignment. Any change of control of the Adviser and/or the Sub-Advisers is deemed to be an assignment. Because INVESCO Ordinary Shares constituting more than 25% of the outstanding voting securities of INVESCO will be issued to the shareholders of AIM, as a result of the Merger, there may be deemed to be a change in control of INVESCO. Such a change in control would cause an automatic termination of the Current Advisory Agreement, the Current ICM Agreement, the Current IMR Agreement and the Current IRA Agreement under the 1940 Act.

  Accordingly, in anticipation of the consummation of the Merger and in order to ensure continuity of investment advisory services to the Company by the Ad-viser and to the ICM Sub-Advised Portfolios, the MultiFlex Portfolio and the Real Estate Portfolio, by ICM, IMR and IRA respectively, a new investment ad-visory agreement between the Company and ISI is proposed to be approved by shareholders of each of the Portfolios. In addition, it is proposed that: shareholders of the ICM Sub-Advised Portfolios approve a new sub-advisory agreement between ISI and ICM, shareholders of the MultiFlex Portfolio approve a new sub-advisory agreement between ISI and IMR and shareholders of the Real Estate Portfolio approve a new sub-advisory agreement between ISI and IRA.

  The Board, including a majority of those Directors who are not "interested persons" of the Company as such term is defined under the 1940 Act (the "Inde-pendent Directors"), has approved the Proposed Advisory Agreement and the Pro-posed Sub-Advisory Agreements.

EVALUATION OF THE BOARD OF DIRECTORS

  At regular or special meetings of the Independent Directors and of the Board held on October 14, 15, 28 and 30 and on November 6, 1996, at each of which a majority of the Independent Directors were in attendance, the Directors pres-ent evaluated the Proposed Advisory Agreement and each of the Proposed Sub-Ad-visory Agreements. The Independent Directors had available to them the assis-tance of outside counsel throughout the process of determining whether to ap-prove the Proposed Agreements. Prior to and during the meetings, the Indepen-dent Directors requested and received all information they deemed necessary to enable them to determine whether each of the Proposed Agreements is in the best interests of the Company, the Portfolios and their shareholders. At the meetings, the Independent Directors reviewed materials furnished by manage-ment, and met with representatives of INVESCO and with representatives of AIM. They noted that senior members of the management team of the Adviser will con-tinue to be responsible for managing the day-to-day affairs of the Adviser and senior management members of each of the Sub-Advisers will continue to be re-sponsible for managing the affairs of those companies. In evaluating the ef-fect of the Merger, the Independent Directors viewed as significant the fact that the Adviser and the Sub-Advisers are expected to continue to provide to the Company, the Portfolios and their shareholders, after the Merger, invest-ment advisory services of the same nature and quality as before the Merger. Also, the Independent Directors considered the possible effects of the Merger on the Company and its Portfolios.

  The Board considered the nature, quality and extent of services provided and expected to be provided by the Adviser to the Company, by ICM to the ICM Sub-Advised Portfolios, by IMR to the MultiFlex Portfolio and by IRA to the Real Estate Portfolio, as well as the benefits derived by the Adviser, ICM, IMR and IRA. In addition, the Board discussed and reviewed the terms and provisions of the Proposed Advisory Agreement and the Proposed Sub-Advisory Agreements. The Board specifically noted that, other than the dates of execution, effective-ness and termination, the terms of each of the Proposed Agreements are the same, in all material respects, as the terms of the corresponding Current Agreements. Specifically, the Board noted that the fees and expenses payable under each of the Proposed Agreements are identical to the fees presently in effect under the corresponding Current Agreements.

  The Board also took note of the terms of the Merger Agreement and the effect of the addition of the substantial resources of AIM and its affiliated compa-nies to the INVESCO group, including the reputation, experience, personnel, resources, financial condition and performance of A I M Advisors, Inc. The Board considered the statements made by representatives of INVESCO and AIM that the capabilities of the Adviser and the Sub-Advisers would not be ad-versely affected by the Merger and could be enhanced by the resources of AIM, although there was no assurance of the Adviser or Sub-Advisers obtaining any particular benefits. In this connection, the Board considered management's statements that it may, at some time after the Merger is effected, propose to the Board that certain marketing and service activities with respect to the Company be coordinated with AIM's broker-dealer distribution network, as pre-viously discussed. In the event that such a proposal were to be made, the Board understands that management may request that the members of the Board resign and that shareholders elect the directors of the AIM Funds as the Company's directors. The Board was not asked to and has not considered or ap-proved any of the foregoing changes in the marketing and service arrangements or the composition of the Board with respect to the Company. Moreover, the Board did not, in de-termining whether to approve the Proposed Advisory Agreement and the Proposed Sub-Advisory Agreements, assess the merits of any such possible changes in the arrangements affecting the Company, the Portfolios or their shareholders. If such changes were proposed to be implemented, they would have to be separately considered at that time by the Board and, in the case of investment advisory arrangements and the election of the AIM Funds directors, the shareholders of the Company.

  Based upon the Directors' review and the evaluations of the materials they received, and in consideration of all factors deemed relevant to them, the Di-rectors determined that each of the Proposed Agreements is fair, reasonable and in the best interests of the Company, the Portfolios and their sharehold-ers. ACCORDINGLY, THE BOARD, INCLUDING ALL OF THE INDEPENDENT DIRECTORS PRES-ENT AT THE APPLICABLE MEETING, APPROVED EACH OF THE PROPOSED AGREEMENTS AND VOTED TO RECOMMEND THAT ALL OF THE COMPANY'S SHAREHOLDERS VOTE TO APPROVE THE PROPOSED ADVISORY AGREEMENT, THAT SHAREHOLDERS OF THE ICM SUB-ADVISED PORTFO-LIOS VOTE TO APPROVE THE PROPOSED ICM AGREEMENT, THAT SHAREHOLDERS OF THE MULTIFLEX PORTFOLIO VOTE TO APPROVE THE PROPOSED IMR AGREEMENT AND THAT SHARE-HOLDERS OF THE REAL ESTATE PORTFOLIO VOTE TO APPROVE THE PROPOSED IRA AGREE-MENT.

THE PROPOSED ADVISORY AND SUB-ADVISORY AGREEMENTS

  If (i) shareholders of each of the Portfolios approve the Proposed Advisory Agreement; (ii) shareholders of each of the ICM Sub-Advised Portfolios approve the Proposed ICM Agreement; (ii) shareholders of the MultiFlex Portfolio ap-prove the Proposed IMR Agreement; and (iii) shareholders of the Real Estate Portfolio approve the Proposed IRA Agreement, the Proposed Agreements will be-come effective immediately after the closing of the Merger. This summary of the Proposed Agreements is qualified in its entirety by reference to the form of such agreements attached to this Proxy Statement as Exhibits A.1., A.2.,
A.3. and A.4., respectively.

  Each of the Proposed Agreements will remain in effect, unless earlier termi-nated, for an initial term expiring two years from the Closing Date. As previ-ously discussed, the sole purpose of entering into the Proposed Advisory Agreement and each of the Proposed Sub-Advisory Agreements is to enable ISI to continue to serve as the investment adviser to the Company and to enable ICM, IMR and IRA to continue to serve as sub-advisers to the ICM Sub-Advised Port-folios, the MultiFlex Portfolio and the Real Estate Portfolio, respectively, after termination of each of the Current Agreements by virtue of the "assign-ment" of such agreements that could result from the Merger. THE MATERIAL TERMS AND PROVISIONS OF EACH OF THE PROPOSED AGREEMENTS, OTHER THAN THEIR RESPECTIVE EFFECTIVE AND TERMINATION DATES, ARE THE SAME, IN ALL SUBSTANTIVE RESPECTS, AS THOSE OF THE CORRESPONDING CURRENT AGREEMENTS, EACH OF WHICH IS SUMMARIZED BE-LOW.

THE CURRENT ADVISORY AGREEMENT

  The Current Advisory Agreement, dated July 1, 1993, was unanimously approved on January 20, 1993, by a vote cast in person by a majority of the Company's Directors, including a majority of the Independent Directors. On June 8, 1993, such agreement was approved: by a majority of the outstanding shares of each of the Equity Portfolio, the Income Portfolio, the Flex Portfolio, the Inter-national Value Portfolio and the Cash Management Portfolio; by ISI, on Novem-ber 8, 1993, as the then sole shareholder of the MultiFlex Portfolio; and by ISI, on April 10, 1995, as the then sole shareholder of the Real Estate Port-folio and the International Value Portfolio. On April 19, 1995, the Board, in-cluding a majority of the Independent Directors, approved an amendment to the Current Advisory Agreement, reflecting, among other things, the unanimous de-cision made by the Board on July 19, 1995 to reduce the Income Portfolio's advisory fees (which are set forth below) and the change of the name of the Company to INVESCO Advisor Funds, Inc. (the "Name Change"). The continuation of the Current Advisory Agreement until April 30, 1997, was approved by the Directors, including a majority of the Indepen-dent Directors, at a meeting held on April 30, 1996, called for the purpose of approving the Current Advisory Agreement.

  The Current Advisory Agreement may be continued from year to year as to each Portfolio as long as each such continuance is approved at least annually by the Board, or by a vote of the holders of a majority of the then-outstanding voting securities (as defined below under "Vote Required") of the Portfolios. Any such continuance also must be approved by a majority of the Independent Directors of the Company at a meeting called for the purpose of voting on such continuance. Upon sixty (60) days' written notice, the Current Advisory Agree-ment may be terminated at any time without penalty by the Board, or by a ma-jority of the then-outstanding voting securities of the Company or, with re-spect to a particular Portfolio, by a majority of the then-outstanding voting securities of that Portfolio, or by ISI. As discussed earlier, the Current Ad-visory Agreement terminates automatically in the event of its "assignment" un-der the 1940 Act.

  The Current Advisory Agreement provides that the Adviser shall (either di-rectly or by delegation to a sub-adviser) maintain a continuous investment program for the Company and each of the Portfolios that is consistent with the Company's and the Portfolios' respective investment objectives and policies as set forth in the Company's registration statement (the "Registration State-ment") and prospectuses and Statements of Additional Information of each of the Portfolios (the "Prospectus" and the "SAI") as in effect from time to time under the 1940 Act and the Securities Act of 1933, as amended. In the perfor-mance of such duties, the Adviser shall, among other things: (i) manage the investment and reinvestment of the assets of the Company and the Portfolios;
(ii) determine what securities are to be purchased or sold for the Company and the Portfolios and execute transactions accordingly; (iii) furnish the Company and the Portfolios with investment analysis and research, reviews of current economic conditions and trends and considerations respecting long-range in-vestment policies; (iv) make recommendations as to the manner in which rights pertaining to the Portfolios' securities should be exercised; (v) furnish req-uisite personnel necessary in connection with the Portfolios' operations; (vi) furnish office space, facilities, equipment and supplies; (vii) conduct peri-odic reviews of the Portfolios' compliance operations; (viii) prepare and re-view certain required documents, reports and filings (including filings to the Securities and Exchange Commission), except insofar as the assistance of inde-pendent accountants or attorneys is necessary or desirable; (ix) supply basic telephone service and other utilities; and (x) prepare and maintain the books and records required under Rule 31a-1(b)(4), (5), (9) and (10) under the 1940 Act. The Adviser, pursuant to the Current Advisory Agreement, pays all of the costs and expenses associated with the Portfolios' operations and activities, except those expressly assumed under such agreement by the Portfolios, includ-ing, among others: (a) brokers' commissions, issue and transfer taxes and other costs in connection with securities transactions in which the Company is a party; (b) any interest on indebtedness incurred by the Company; (c) ex-traordinary expenses (such as unexpected franchise taxes and corporate fees);
(d) distribution expenses permissible under the Portfolios' Plan of Distribu-tion (other than the Cash Management Portfolio) adopted pursuant to Rule 12b-1 under the 1940 Act; and (e) all fees paid by the Portfolios for operational services pursuant to the Portfolios' Operating Services Agreement (discussed below).

  As full compensation for its advisory services to the Company, ISI receives a monthly fee. The fee is based upon a percentage of each Portfolio's average net assets, determined daily. Specifically, the fee is calculated at the an-nual rate of: with respect to each of the Equity Portfolio and the Flex Port-folio, 0.75% of the Portfolio's average net assets; with respect to the Real Estate Portfolio, 0.90% of the Portfolio's average net assets; with respect to each of the MultiFlex Portfolio and the International Value Portfolio, 1.0% of the Portfolio's average net assets; with respect to the Income Portfolio, 0.65% of the Portfolio's average net assets, however, the Adviser has agreed to waive 0.25% of the advisory fee for a three year period beginning October 1, 1995; and with respect to the Cash Management Portfolio, 0.50% of the Port-folio's average net assets.

  For the fiscal year ended December 31, 1995, total advisory fees paid to ISI by the Portfolios were as follows: (i) $725,315, with respect to the Equity Portfolio; (ii) $2,387,908, with respect to the Flex Portfolio; (iii) $13,012, with respect to the Real Estate Portfolio; (iv) $1,424,150, with respect to the MultiFlex Portfolio; (v) $24,906, with respect to the International Value Portfolio; (vi) $177,461, with respect to the Income Portfolio; and (vii) $85,504, with respect to the Cash Management Portfolio. Net assets of each of such Portfolios at December 31, 1995 totaled $113,573,309, $399,161,678,
$5,564,860, $174,591,848, $9,466,683, $31,985,534, and $20,438,770, respec-
tively.

THE CURRENT SUB-ADVISORY AGREEMENTS

  The Current ICM Agreement, dated July 1, 1993, and the Current IMR Agree-ment, dated November 1, 1993, were unanimously approved on January 20, 1993 by a majority of the Directors, including a majority of the Independent Direc-tors. On June 8, 1993, the Current ICM Agreement was approved by a majority of the outstanding shares of the Equity Portfolio, the Income Portfolio, the Flex Portfolio and the Cash Management Portfolio, and on April 10, 1995 by ISI, the then sole shareholder of the International Value Portfolio. On November 8, 1993, the Current IMR Agreement was approved by ISI, the then sole shareholder of the MultiFlex Portfolio. On April 19, 1995, the Current IRA Agreement was unanimously approved by a majority of the Directors, including a majority of the Independent Directors. On April 10, 1995, the Current IRA Agreement was approved by ISI, the then sole shareholder of the Real Estate Portfolio.

  On February 14, 1996, the Board, including a majority of the Independent Di-rectors, voted to approve amendments to each of the Current Sub-Advisory Agreements, the amendments reflecting, among other things, the Name Change. The continuation of the Current Sub-Advisory Agreements until April 30, 1997, was approved by the Directors, including a majority of the Independent Direc-tors, at a meeting held on April 30, 1996, called for the purpose of approving the Current Sub-Advisory Agreements.

  Each of the Current Sub-Advisory Agreements may be terminated at any time without penalty by ISI, the Board, a vote of a majority of the then-outstand-ing voting securities of the respective Portfolio or by the applicable Sub-Ad-viser. Termination by ISI or the Sub-Adviser requires sixty (60) days' written notice to the other party and to the Company.

  Each of the Current Sub-Advisory Agreements provides, as applicable, that ICM, as sub-adviser for the ICM Sub-Advised Portfolios, IMR, as sub-adviser for the MultiFlex Portfolio, and IRA, as sub-adviser for the Real Estate Port-folio, subject to the supervision of ISI and the Board, shall maintain a con-tinuous investment program for the ICM Sub-Advised Portfolios, the MultiFlex Portfolio and the Real Estate Portfolio, respectively, that is consistent with each Portfolio's respective investment objectives and policies as set forth in the Company's Registration Statement and in the Portfolio's Prospectus and SAI. In the performance of such duties, each Sub-Adviser is obligated to pro-vide the Portfolio it sub-advises with the same services as those set forth above in clauses (i) through (iv) with respect to the services provided to the Company and the Portfolios by the Adviser.

  The Current ICM Agreement provides that as compensation for its services, ICM shall receive from ISI, at the end of each month, a fee based upon each of the ICM Sub-Advised Portfolios' average daily net asset value.

Specifically, the fee is calculated at the following annual rate(s): with re-spect to each of the Equity Portfolio and the Flex Portfolio, 0.20% of each Portfolio's average net assets; with respect to the Income Portfolio and the Cash Management Portfolio, 0.10% of each Portfolio's average net assets; and with respect to the International Value Portfolio, 0.35% of the first $50 mil-lion of the Portfolio's net assets, 0.30% on the next $50 million of the Port-folio's average net assets and 0.25% on net assets in excess of $100 million.

  The Current IMR Agreement provides that as compensation for its services, IMR shall receive from ISI, at the end of each month, a fee based upon the MultiFlex Portfolio's average net asset value. Specifically, the fee is calcu-lated at the following annual rates: 0.35% of the first $500 million of the Portfolio's average net assets and 0.25% on assets in excess of $500 million of the Portfolio's average net assets.

  The Current IRA Agreement provides that as compensation for its services, IRA shall receive from ISI, at the end of each month, a fee based upon the Real Estate Portfolio's average net assets. Specifically, the fee is calcu-lated at the following annual rates: 0.35% of the first $100 million of the Portfolio's average net assets and 0.25% of the Portfolio's average net assets in excess of $100 million.

  With respect to each of the Current Sub-Advisory Agreements, the sub-advi-sory fees are paid by ISI, and not paid by the Portfolios or their sharehold-ers.

INFORMATION CONCERNING ADVISER AND AFFILIATED COMPANIES

  ISI, a Georgia corporation, serves as the Company's investment adviser. ISI is a wholly-owned subsidiary of ICM, 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. ICM is an indirect wholly-owned subsidiary of INVESCO/1/. The corporate headquarters of INVESCO are located at 11 Devonshire Square, London EC2M 4YR, England. ISI's offices are located at 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. ISI currently serves as investment adviser of one open-end investment company having aggregate net assets of $957 million. Ex-hibit B to this Proxy Statement includes a list of investment companies, in-cluding the Company, for which the Adviser or the Sub-Advisers provide advi-sory services and which have similar investment objectives to those of the Portfolio's, and sets forth the net assets of and advisory fees payable by such companies.

  The principal executive officer and directors of ISI and their principal oc-cupations are:

   Hubert L. Harris, Jr., Chairman of the Board and Chief Executive Offi-cer, also, Chief Executive Officer of INVESCO Individual Services Group, Inc.; Michael J. Hanley, Jr., President, Chief Operating Officer and Di-rector; Frank M. Bishop, Director, also, President and Chief Executive Of-ficer of INVESCO, Inc.; Tony D. Green, Senior Vice President, Director of Operations, Secretary and Director; and John P. Stewart, Jr., Senior Vice President, General Manager and Director.

  The address of each of the foregoing officers and directors is 1355 Peachtree Street, N.E., Atlanta, Georgia 30309, other than Messrs. Harris and Bishop whose address is 1315 Peachtree Street, N.E., Atlanta, Georgia 30309.

  ISI also acts as the Company's Distributor. Pursuant to an Operating Serv-ices Agreement between the Company and ISI, ISI also provides accounting, transfer agency, legal (except litigation), dividend disbursing, registrar, custodial, shareholder reporting, sub-accounting and record keeping services and functions. During the fiscal year ended December 31, 1995, the Company paid ISI total compensation of $2,985,175 in payment of such services
----------------
/1The/intermediary companies between ICM and INVESCO are as follows: INVESCO
  North American Holdings, Inc., INVESCO, Inc., INVESCO Group Services, Inc. and INVESCO North American Group, Ltd., each of which is wholly-owned by its immediate parents.

($483,543, $1,591,939, $134,846, $12,454, $669,660, $4,229 and $85,504 of such compensation was paid by the Equity Portfolio, the Flex Portfolio, the Income Portfolio, the International Value Portfolio, the MultiFlex Portfolio, the Real Estate Portfolio and the Cash Management Portfolio, respectively).

  Pursuant to each Portfolio's Plan and Agreement of Distribution pursuant to Rule 12b-1 under the 1940 Act (except with respect to the Cash Management Portfolio, which has no such Plan and Agreement of Distribution), the Company paid ISI during the fiscal year ended December 31, 1995, total reimbursements of $5,855,817 ($967,086, $3,183,877, $241,340, $24,906, $1,424,150 and $14,458
of such reimbursements were paid by the Equity Portfolio, the Flex Portfolio, the Income Portfolio, the International Value Portfolio, the MultiFlex Portfo-lio and the Real Estate Portfolio, respectively).

  Once the Merger is consummated and the Proposed Agreements are approved, ISI fully intends to continue to provide the same level, quality and nature of the foregoing services to the Company and its Portfolios as are currently being provided.

INFORMATION CONCERNING SUB-ADVISERS

  INVESCO Capital Management, Inc.

  INVESCO Capital Management, Inc. ("ICM"), 1315 Peachtree Street, N.E., At-lanta, Georgia 30309, is a wholly-owned subsidiary of INVESCO North American Holdings, Inc. ("INAH"). INAH's offices are located at 1315 Peachtree Street, N.E., Suite 500, Atlanta, Georgia 30309. ISI, as investment adviser, has con-tracted with ICM for investment advisory and research services on behalf of the Cash Management Portfolio, the Equity Portfolio, the Flex Portfolio, the Income Portfolio and the International Value Portfolio. ICM has the primary responsibility for providing portfolio investment management services to these portfolios. ICM also acts as adviser to the INVESCO Treasurer's Series Trust, and as sub-adviser to the INVESCO Intermediate Government Bond Fund, the INVESCO Total Return Fund, the INVESCO Value Equity Fund and the INVESCO VIF-Total Return Portfolio and offers investment services to U.S. institutions and wealthy individuals.

  The principal executive officer and directors of ICM and their principal oc-cupations are:

   Wendell M. Starke, Chairman of the Board and Chief Investment Officer, also, Chairman of the Board of INVESCO, Inc.; Edward C. Mitchell, Jr., President; Frank M. Bishop, Vice President and Director, also, President and Chief Executive Officer of INVESCO, Inc.; Thomas W. Norwood, Vice President and Director; Donald B. Sallee, Vice President and Director; George W. Herring, Vice President and Director; Thomas L. Shields, Vice President and Director; and Stephen A. Dana, Vice President and Director.

  The address of each of the foregoing officers and directors is 1315 Peachtree Street, N.E., Atlanta, Georgia 30309.

  INVESCO Management & Research, Inc.

  INVESCO Management & Research, Inc. ("IMR"), 101 Federal Street, Boston, Massachusetts 02110, formerly Gardner and Preston Moss, Inc., is a wholly-owned subsidiary of INAH. ISI, as investment adviser, has contracted with IMR for investment advisory and research services on behalf of the INVESCO MultiFlex Portfolio. IMR has the primary responsibility for providing portfo-lio investment management services to that Portfolio. IMR also acts as sub-ad-viser to the INVESCO Multi-Asset Allocation Fund and the INVESCO Small Company Fund and offers investment services to U.S. institutions and wealthy individu-als.

  The principal executive officer and directors of IMR and their principal oc-cupations are:

   Frank J. Keeler, Chief Executive Officer, President and Director; Frank
 M. Bishop, Chairman of the Board, also, President and Chief Executive Of-ficer of INVESCO, Inc.; and William M. McCarthy, Senior Vice President and Director.

  The address of Mr. Bishop is 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. The address of Messrs. Keeler and McCarthy is 101 Federal Street, Bos-ton, Massachusetts 02110.

  INVESCO Realty Advisors, Inc.

  INVESCO Realty Advisors, Inc. ("IRA"), One Lincoln Center, Suite 1200, 5400 LBJ Freeway LB2, Dallas, Texas 75240, is a wholly-owned subsidiary of INAH. ISI, as investment adviser, has contracted with IRA for investment advisory and research services on behalf of the Real Estate Portfolio. IRA has the pri-mary responsibility for providing portfolio investment management services to that Portfolio. IRA also offers investment services to U.S. institutions and wealthy individuals.

  The principal executive officer and directors of IRA and their principal oc-cupations are:

   D. A. Ridley, President and Chairman of the Board; Frank M. Bishop, Di-rector, also, President and Chief Executive Officer of INVESCO, Inc.; and David N. Farmer, Executive Vice President and Director.

  The address of Messrs. Farmer and Ridley is One Lincoln Center, Suite 1200, 5400 LBJ Freeway LB2, Dallas, Texas 75240. The address of Mr. Bishop is 1315 Peachtree Street, N.E., Atlanta, Georgia 30309.

VOTE REQUIRED

  As provided under the 1940 Act, approval of the Proposed Advisory Agreement will require the affirmative vote of a majority of the outstanding shares of each Portfolio voting separately as a class and approval of each of the re-spective Proposed Sub-Advisory Agreements will require the affirmative vote of a majority of the outstanding shares of each Portfolio, voting separately as a class. Such a majority is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares of each Portfolio are present or represented by proxy, or (b) more than 50% of the total outstanding shares of each Portfolio.

  THE DIRECTORS, INCLUDING A MAJORITY OF THE INDEPENDENT DIRECTORS, RECOMMEND THAT ALL OF THE COMPANY'S SHAREHOLDERS VOTE TO APPROVE THE PROPOSED ADVISORY AGREEMENT BETWEEN THE COMPANY AND ISI, THAT SHAREHOLDERS OF THE ICM SUB-AD-VISED PORTFOLIOS VOTE TO APPROVE THE PROPOSED SUB-ADVISORY AGREEMENT BETWEEN ISI AND ICM, THAT SHAREHOLDERS OF THE MULTIFLEX PORTFOLIO VOTE TO APPROVE THE PROPOSED SUB-ADVISORY AGREEMENT BETWEEN ISI AND IMR AND THAT SHAREHOLDERS OF THE REAL ESTATE PORTFOLIO VOTE TO APPROVE THE PROPOSED SUB-ADVISORY AGREEMENT BETWEEN ISI AND IRA.

               PROPOSAL 2: ELECTION OF DIRECTORS OF THE COMPANY

  The Company currently has eleven Directors. Vacancies on the Board are gen-erally filled by appointment by the remaining Directors. However, the 1940 Act provides that vacancies may not be filled by Directors unless thereafter at least two-thirds of the Directors shall have been elected by shareholders. To enable the requirement to be met in the future without the necessity of call-ing additional shareholder meetings, at this Meeting, shareholders are being asked to elect the current eleven Directors to hold office until the next meeting of shareholders or until their successors are elected and qualified. Under the provisions of the Company's by-laws, as permitted by Maryland law, the Company does not anticipate holding annual shareholder meetings. Thus, the Directors will be elected for indefinite terms.

  Seven of the current Directors are "Independent Directors," i.e., Directors who are not "interested persons" of the Company as that term is defined in the 1940 Act. The nominees for election as Directors have been proposed by the Di-rectors now serving or, in the case of nominees for positions as Independent Directors, by the Independent Directors now serving.

  The persons named as attorneys-in-fact in the enclosed proxy have advised the Company that unless a proxy instructs them to withhold authority to vote for all listed nominees or for any individual nominee, they will vote all val-idly executed proxies for the election of the nominees named below. All of the nominees have consented to being named in this Proxy Statement and to serve, if elected, and no circumstances now known will prevent any of the nominees from serving. If any nominee should be unable or unwilling to serve, the proxy will be voted for a substitute nominee proposed by the present Directors or, in the case of an Independent Director nominee, by the Independent Directors.

  Set forth below is information concerning the nominees for Directors to be elected at this Meeting:

                                                                                Number of
                                                                             Company Shares
                    Position, if Any, with the Company,      Director or      Beneficially
                          Principal Occupation and        Executive Officer Owned Directly or
                            Business Experience                of the         Indirectly on
  Name and Age            (during past five years)          Company Since    Dec. 9, 1996(1)
  ------------      -----------------------------------   ----------------- -----------------
Charles W.         Chairman of the Board of the Company.        1993
Brady*(3),(5),(6)  Chief Executive Officer and Director
Age 61             of INVESCO and of various subsidiaries
                   thereof; Chairman of the Board of
                   INVESCO Advisor Funds, Inc. ("Advisor
                   Funds"), INVESCO Treasurer's Series
                   Trust ("Treasurer Series Trust") and
                   The Global Health Sciences Fund
                   ("GHSF").
Hubert L. Harris,  President, Chief Executive Officer and       1996
Jr.*(3),(5)        Chief Financial Officer of the Compa-
Age 53             ny; Chairman of the Board and Chief
                   Executive Officer of INVESCO Services,
                   Inc.; Chief Executive Officer of
                   INVESCO Individual Services Group; Di-
                   rector of INVESCO; President and
                   Trustee of GHSF; Trustee of Treasur-
                   er's Series Trust; President of the
                   Georgia Institute of Technology,
                   Alumni Board of Trustees.

                                                                                      Number of
                                                                                   Company Shares
                          Position, if Any, with the Company,      Director or      Beneficially
                                Principal Occupation and        Executive Officer Owned Directly or
                                  Business Experience                of the         Indirectly on
     Name and Age               (during past five years)          Company Since    Dec. 9, 1996(1)
     ------------         -----------------------------------   ----------------- -----------------
Fred A.                  Vice Chairman of the Board of the Com-       1993
Deering(2),(3),(5)       pany. Vice Chairman of the Board of
Age 68                   Advisor Funds and Treasurer's Series
                         Trust; Trustee of GHSF; formerly,
                         Chairman of the Executive Committee
                         and Chairman of the Board of Security
                         Life of Denver Insurance Company, Den-
                         ver, Colorado; Director of ING America
                         Life Insurance Company, Urbaine Life
                         Insurance Company and Midwestern
                         United Life Insurance Company.
Dr. Victor L. An-        Director of the Company. Professor           1993
drews(4),(6)             Emeritus, Chairman Emeritus and Chair-
Age 66                   man of the CFO Roundtable of the De-
                         partment of Finance of Georgia State
                         University, Atlanta, Georgia; Presi-
                         dent, Andrews Financial Associates,
                         Inc. (consulting firm); formerly, mem-
                         ber of the faculties of the Harvard
                         Business School and the Sloan School
                         of Management of MIT. Dr. Andrews is
                         also a Director of The Southeastern
                         Thrift and Bank Fund, Inc., Sheffield
                         Total Return Fund and Sheffield Inter-
                         mediate-Term Bond Fund.
Bob R. Baker(3),(4),(5)  Director of the Company. President and       1993
Age 60                   Chief Executive Officer of AMC Cancer
                         Research Center, Denver, Colorado,
                         since January 1989.
Lawrence H. Bud-         Director of the Company. Trust Consul-       1993
ner(2),(6)               tant.
Age 66
Daniel D.                Director of the Company. Financial           1993
Chabris(2),(3),(5)       Consultant.
Age 73
A. D. Frazier, Jr.*(4)   Director of the Company. Executive           1995
Age 52                   Vice President of INVESCO; from 1991
                         to 1996, Senior Executive Vice Presi-
                         dent and Chief Operating Officer of
                         the Atlanta Committee for the Olympic
                         Games; Trustee of GHSF; Director of
                         Charter Medical Corp.
Dan J. Hesser*           Director of the Company. Director of         1993
Age 56                   the INVESCO Funds; Chairman of the
                         Board, President and Chief Executive
                         Officer of INVESCO Funds Group, Inc.;
                         Director of INVESCO Trust Company;
                         Trustee of GHSF; Chairman and Director
                         of Britannia, North America Holdings,
                         Inc.

                                                                                  Number of
                                                                               Company Shares
                      Position, if Any, with the Company,      Director or      Beneficially
                            Principal Occupation and        Executive Officer Owned Directly or
                              Business Experience                of the         Indirectly on
   Name and Age             (during past five years)          Company Since    Dec. 9, 1996(1)
   ------------       -----------------------------------   ----------------- -----------------
Kenneth T.           Director of the Company.                     1993
King(3),(4),(5),(6)
Age 71
John W. McIntyre(2)  Director of the Company. Retired; for-       1995
Age 66               merly, Vice Chairman of the Board of
                     Directors of The Citizens and Southern
                     Corporation and Chairman of the Board
                     and Chief Executive Officer of The
                     Citizens and Southern Georgia Corp.
                     and Citizens and Southern National
                     Bank; Director of Golden Poultry Co.,
                     Inc.; Trustee of GHSF and of Gables
                     Residential Trust.

  (1) As interpreted by the Securities and Exchange Commission, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security. The persons listed have some or complete voting and investment power with respect to their respective fund shares.

  (2) Member of Audit Committee.

  (3) Member of Executive Committee.

  (4) Member of Management Liaison Committee.

  (5) Member of Compensation Committee.

  (6) Member of Valuation Committee.

  * Because of his affiliation with INVESCO, with the Company's investment ad-visers or with companies affiliated with INVESCO, this individual is deemed to be an "interested person" of the Company as that term is defined in the 1940 Act.

  As discussed above under Proposal No. 1, the terms of the Merger Agreement require that immediately after the Merger is effected, 75% of the members of the Board not be "interested persons" of the Company, as that term is defined in the 1940 Act. As noted above, seven of the current Directors (63%) are In-dependent Directors. Thus, the composition of the Board you are being asked to elect would not meet the 75% requirement. Therefore, prior to the closing of the Merger, it is the current intention that a sufficient number of "interest-ed" Directors would resign from the Board so that the Board would be in com-pliance with the 75% requirement at the time the Merger is effected. However, it would also be possible to comply with Section 15(f) if the Independent Di-rectors then serving were to determine to increase the number of "disinterest-ed" Directors by nominating and electing a sufficient number of additional In-dependent Directors, either before or after the closing of the Merger. If that were to happen, fewer, if any, "interested" Directors would be required to re-sign, or any that had resigned could be re-elected by the Directors then serv-ing, so long as the 75% requirement continued to be met.

  The committees of the Board are the compensation committee, executive com-mittee, audit committee, management liaison committee and valuation committee. The Company does not have a nominating committee. During the intervals between the meetings of the Board, and except for certain powers which, under applicable law and/or the Company's by-laws, may only be exer-cised by the full Board, the executive committee may exercise all powers and authority of the Board in the management of Company business. All decisions are subsequently submitted for ratification by the full Board. The audit com-mittee, consisting of four Independent Directors, meets periodically with the Company's independent accountants and the executive officers of the Company. This committee reviews the accounting principles being applied by the Company in financial reporting, the scope and adequacy of internal controls, the re-sponsibilities and fees of the independent accountants and other matters. All of the recommendations of the audit committee are reported to the full Board. During the past fiscal year, the Board met three times, the audit committee met four times, the management liaison committee met three times and the com-pensation committee met once. During the Company's last fiscal year, each di-rector nominee attended seventy-five percent or more of the aggregate of the Board meetings and meetings of the committees of the Board on which he served [, WITH THE EXCEPTION OF MESSRS. BRADY AND FRAZIER WHO ATTENDED [ ]% OF THE AGGREGATE OF SUCH MEETINGS AND MR. KING WHO, BECAUSE OF NON-RECURRING HEALTH DIFFICULTIES, ATTENDED 73% OF THE AGGREGATE OF SUCH MEETINGS.]

  The Company pays its Independent Directors the director's fees and board vice chairman and committee chairmen fees described below and reimburses Di-rectors for travel expenses incurred in attending meetings. Messrs. Brady, Harris, Hesser and, as of November 1, 1996, Frazier, as "interested persons" of the Company and of other funds in the INVESCO Fund Complex/2/, receive com-pensation and are reimbursed for travel expenses incurred in attending meet-ings as officers or employees of ISI or of its affiliated companies, and do not receive any directors' fees or other compensation from the Company or from other companies in the INVESCO Fund Complex for their services as Directors.


----------------
/2As/used herein, the term "INVESCO Fund Complex" refers to all funds distrib-uted by IFG, the Advisor Funds, GHSF, and Treasurer's Series Trust.

  The following table sets forth, for the fiscal year ended December 31, 1995: the compensation paid by the Company to its seven current Independent Direc-tors (and to Mr. Frazier, for the period before he became an "interested per-son" of the Company on November 1, 1996) for services rendered in their capac-ities as Directors of the Company; the benefits accrued as Company expenses with respect to the Defined Benefit Deferred Compensation Plan discussed be-low; and the estimated annual benefits to be received by these Directors upon retirement as a result of their service to the Company. In addition, the table sets forth the total compensation paid by all of the mutual funds in the INVESCO Fund Complex to these Directors for services rendered in their capaci-ties as directors or trustees during the year ended December 31, 1995. As of December 31, 1995, there were 48 funds in the INVESCO Fund Complex.

                                            Pension /                       Total Compensation
                         Aggregate     Retirement Benefits Estimated Annual    from INVESCO
                     Compensation from Accrued as Part of   Benefits Upon   Fund Complex Paid
 Name and Position    the Company(1)   Company Expenses(2)  Retirement(3)    to Directors(1)
 -----------------   ----------------- ------------------- ---------------- ------------------
Fred A. Deering,           15,305             2,293             1,022             87,350
Vice Chairman of
the Board
Victor L. Andrews,         12,652             2,018             1,127             68,000
Director
Bob R. Baker,              14,953             2,033             1,511             73,000
Director
Lawrence H. Budner,        14,463             2,166             1,127             68,350
Director
Daniel D. Chabris,         14,992             2,472               801             73,350
Director
A. D. Frazier, Jr.,        21,346                 0                 0             63,500
Director(4)
Kenneth T. King,           14,632             2,382               927             70,000
Director
John W. McIntyre,          21,713                 0                 0             67,850
Director(4)
  TOTAL                   130,056            13,414             6,515            571,400
                          -------            ------             -----            -------
% OF NET ASSETS            0.0173%(5)        0.0018%(5)           N/A             0.0043%(6)

  (1) The vice chairman of the Board, the chairmen of the audit, management liaison and compensation committees, and the members of the audit, management liaison, executive and valuation committees receive compensation for serving in such capacities in addition to the compensation paid to all Independent Di-rectors.

  (2) Represents benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the elec-tion of the Directors.

  (3) These amounts represent the Company's share of the estimated annual ben-efits payable by the INVESCO Fund Complex (excluding GHSF, which does not par-ticipate in any retirement plan) upon the Directors' retirement, calculated using the current method of allocating director compensation among the funds in the INVESCO Fund Complex. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the Directors will be adjusted peri-odically for inflation, for increases in the number of funds in the INVESCO Fund Complex, and for other reasons during the period in which retirement ben-efits are accrued on behalf of the respective Directors. This results in lower estimated benefits for Directors who are closer to retirement and higher esti-mated benefits for directors who are further from retirement. With the excep-tion of Messrs. Frazier and McIntyre, each of these Directors has served as a director/trustee of one or more of the funds in the INVESCO Fund Complex for the minimum five-year period required to be eligible to participate in the De-fined Benefit Deferred Compensation Plan.

  (4) Messrs. Frazier and McIntyre began serving as Directors of the Company on April 19, 1995.

 (5) Total as a percentage of the Company's net assets as of December 31, 1995.

 (6) Total as a percentage of the net assets of the INVESCO Fund Complex as of December 31, 1995.

  The officers of the Company, all of whom are officers and employees of, and paid by, ISI, are responsible for the day-to-day administration of the Company and of each of the Portfolios. Each of the Sub-Advisers has the primary re-sponsibility for making investment decisions on behalf of those Portfolios such Sub-Adviser sub-advises. These investment decisions are reviewed by the investment policy committee of each of the Sub-Advisers.

  All of the officers and Directors of the Company hold comparable positions with the following investment companies which comprise the INVESCO Fund Com-plex: INVESCO Diversified Funds, Inc., INVESCO Dynamics Fund, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax-Free Income Funds, Inc., and INVESCO Variable Investment Funds, Inc. All of the Directors of the Company also serve as Trustees of INVESCO Value Trust. In addition, all of the Directors of the Company, with the excep-tion of Mr. Hesser, are also Trustees of INVESCO Treasurer's Series Trust.

VOTE REQUIRED

  The Directors will be elected by a majority of the votes present at the Meeting in person or by proxy and entitled to vote, provided a quorum is pres-ent.

   THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE TO
                    ELECT ALL OF THE NOMINEES LISTED ABOVE.

 PROPOSAL 3: RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

  The Directors of the Company, including a majority of its Independent Direc-tors, have selected Price Waterhouse LLP to continue to serve as independent accountants of the Company for the fiscal year ending December 31, 1997, sub-ject to ratification by the Company's shareholders. This firm has no direct financial interest or material indirect financial interest in the Company. Representatives of this firm are not expected to attend the Meeting, but have been given the opportunity if they so desire, and will be available should any matter arise requiring their presence.

  The following summarizes Price Waterhouse LLP's audit services for the fis-cal year ended December 31, 1995: audit of annual financial statements; prepa-ration of the Company's federal and state income tax returns; preparation of the Company's federal excise tax return; consultation with the Company's audit committee; and routine consultation on financial accounting and reporting mat-ters.

  The Board authorized all services performed by Price Waterhouse LLP on be-half of the Company. In addition, the Board annually reviews the scope of services to be provided by Price Waterhouse LLP and considers the effect, if any, that performance of any non-audit services might have on audit indepen-dence.

  An audit committee, consisting of four Independent Directors, meets periodi-cally with the Company's independent accountants to review accounting and re-porting requirements.

VOTE REQUIRED

  The ratification of the selection of the independent accountants must be ap-proved by a majority of the shares present at the Meeting in person or by proxy and entitled to vote, provided a quorum is present.

   THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE IN
                             FAVOR OF PROPOSAL 3.

                                OTHER BUSINESS

  The management of the Company has no business to bring before the Meeting other than the matters described above. Should any other business be presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                             SHAREHOLDER PROPOSALS

  The Company does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written propos-als to the Secretary of the Company, 1355 Peachtree Street, N.E., Suite 200, Atlanta, Georgia 30309. The Company has not received any shareholder proposals to be presented at this Meeting.

                                            By Order of the Board of Directors,

                                                             (ART)

                                                             Tony D. Green
                                                             Secretary

December 26, 1996

                                                                   EXHIBIT A.1.

                     [FORM OF PROPOSED ADVISORY AGREEMENT]

                         INVESTMENT ADVISORY AGREEMENT

  THIS AGREEMENT, as made the 28th day of February, 1997, by and between INVESCO Services, Inc. (the "Adviser"), a Georgia corporation, and INVESCO Ad-visor Funds, Inc., a Maryland corporation (the "Fund").

                             W I T N E S S E T H :

  WHEREAS, the Fund is a corporation organized under the laws of the State of Maryland; and

  WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as a diversified, open-end management investment company and is divided into seven series (the "Shares"), and which may be divided into additional series, each representing an interest in a separate portfolio of investments (such series as are presently structured being designated as the INVESCO Advisor Equity Portfolio, INVESCO Advisor In-come Portfolio, INVESCO Advisor Flex Portfolio, INVESCO Advisor MultiFlex Portfolio, INVESCO Advisor Real Estate Portfolio, INVESCO Advisor Interna-tional Value Portfolio and INVESCO Advisor Cash Management Portfolio, herein-after referred to as the "Series"); and

  WHEREAS, the Fund desires that the Adviser manage its investment operations and provide it with certain other services, and the Adviser desires to manage said operations and to provide such other services;

  NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

  1. Investment Management Services. The Adviser hereby agrees to manage the investment operations of the Fund's Series, subject to the terms of this Agreement and to the supervision of the Fund's directors (the "Directors"). The Adviser agrees to perform, or arrange for the performance of, the follow-ing specific services for the Fund:

   (a) to manage the investment and reinvestment of all the assets, now or hereafter acquired, of the Fund's Series, and to execute all purchases and sales of portfolio securities;

   (b) to maintain a continuous investment program for the Fund's Series, consistent with (i) the Series' investment policies as set forth in the Fund's Articles of Incorporation, Bylaws, and Registration Statement, as from time to time amended, under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act"), and in any Prospectus and/or Statement of Additional Information of the Fund, as from time to time amended and in use under the Securities Act of 1933, as amended, and (ii) the Fund's status as a regulated investment company under the Internal Revenue Code of 1986, as amended;

   (c) to determine what securities are to be purchased or sold for the Fund's Series, unless otherwise directed by the Directors of the Fund, and to execute transactions accordingly;

   (d) to provide to the Fund's Series the benefit of all of the investment analyses and research, the reviews of current economic conditions and of trends, and the consideration of long-range investment policy now or hereaf-ter generally available to investment advisory customers of the Adviser;

                                    A.1.-1

     (e) to determine what portion of the Fund's Series should be invested in the various types of securities authorized for purchase by the Fund; and

     (f) to make recommendations as to the manner in which voting rights, rights to consent to Fund action and any other rights pertaining to the Se-ries' securities shall be exercised.

  With respect to execution of transactions for the Fund's Series, the Adviser is authorized to employ such brokers or dealers as may, in the Adviser's best judgment, implement the policy of the Fund to obtain prompt and reliable execu-tion at the most favorable price obtainable. In assigning an execution or nego-tiating the commission to be paid therefor, the Adviser is authorized to con-sider the full range and quality of a broker's services which benefit the Fund, including but not limited to research and analytical capabilities, reliability of performance, sale of Fund shares, and financial soundness and responsibili-ty. Research services prepared and furnished by brokers through which the Ad-viser effects securities transactions on behalf of the Fund may be used by the Adviser in servicing all of its accounts, and not all such services may be used by the Adviser in connection with the Fund. In the selection of a broker or dealer for execution of any negotiated transaction, the Adviser shall have no duty or obligation to seek advance competitive bidding for the most favorable negotiated commission rate for such transaction; or to select any broker solely on the basis of its purported or "posted" commission rate for such transaction, provided, however, that the Adviser shall consider such "posted" commission rates, if any, together with any other information available at the time as to the level of commissions known to be charged on comparable transactions by other qualified brokerage firms, as well as all other relevant factors and cir-cumstances, including the size of any contemporaneous market in such securi-ties, the importance to the Fund of speed, efficiency, and confidentiality of execution, the execution capabilities required by the circumstances of the par-ticular transactions, and the apparent knowledge or familiarity with sources from or to whom such securities may be purchased or sold. Where the commission rate reflects services, reliability and other relevant factors in addition to the cost of execution, the Adviser shall have the burden of demonstrating that such expenditures were bona fide and for the benefit of the Fund. Fund transac-tions may be effected through qualified broker-dealers who recommend the Fund to their clients, or who act as agent in the purchase of the Fund's shares for their clients. When a number of brokers and dealers can provide comparable best price and execution on a particular transaction, the Adviser may consider the sale of Fund shares by a broker or dealer in selecting among qualified broker-dealers.

  2. Other Services and Facilities. The Adviser shall, in addition, supply at its own expense all supervisory and administrative services and facilities nec-essary in connection with the day-to-day operations of the Fund's Series (ex-cept those associated with the preparation and maintenance of certain required books and records and certain sub-accounting services, which services and fa-cilities are provided under separate Accounting Services, Transfer Agency and Administrative Services Agreements between the Adviser and Fund/Plan Services, Inc., and those operational services which are necessary for the day-to-day op-erations of the Fund's Series, which services are provided under a separate Op-erating Services Agreement dated July 1, 1993 as amended November 1, 1993 and April 19, 1995, between the Fund and the Adviser (the "Operating Services Agreement")). These services shall include, but not be limited to: supplying the Fund with officers, clerical staff and other employees, if any, who are necessary in connection with the Fund's operations; furnishing office space, facilities, equipment, and supplies; conducting periodic compliance reviews of the Fund's operations; preparation and review of certain required documents, reports and filings (including required reports to the Securities and Exchange Commission (the "SEC"), and other corporate documents of the Fund), except in-sofar as the assistance of independent accountants or attorneys is necessary or desirable; supplying basic telephone service and other utilities; and preparing and maintaining the

                                     A.1.-2
books and records required to be prepared and maintained by the Fund pursuant to Rule 31a-1(b)(4), (5), (9), and (10) under the Investment Company Act. All books and records prepared and maintained by the Adviser for the Fund under this Agreement shall be the property of the Fund and, upon request therefor, the Adviser shall surrender to the Fund such of the books and records so re-quested.

  3. Payment of Costs and Expenses. The Adviser shall bear the costs and ex-penses of all personnel, facilities, equipment and supplies reasonably neces-sary to provide the services required to be provided by the Adviser under this Agreement. The Adviser shall pay all of the costs and expenses associated with the Fund's operations and activities, except those expressly assumed by the Fund under this Agreement, which shall consist of:

     (a) all brokers' commissions, issue and transfer taxes, and other costs chargeable to the Fund in connection with securities transactions to which the Fund is a party or in connection with securities owned by the Fund's Series;

     (b) the interest on indebtedness, if any, incurred by the Fund;

     (c) extraordinary expenses, including unexpected franchise or income tax-es, or business license and other corporate fees (not including SEC and state securities registration fees) that are not anticipated which the Fund will be required to pay to federal, state, county, city, or other governmen-tal agents, and fees and disbursements of Fund counsel in connection with litigation by or against the Fund;

     (d) the expenses of distributing shares of the Fund but only if and to the extent permissible under a plan of distribution adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act; and

     (e) all fees paid by the Fund for operational services which are necessary for the day-to-day operations of the Fund's Series under the Operating Serv-ices Agreement.

  4. Use of Affiliated Companies. In connection with the rendering of the serv-ices required to be provided by the Adviser under this Agreement, the Adviser may, to the extent it deems appropriate and subject to compliance with the re-quirements of applicable laws and regulations, and upon receipt of written ap-proval of the Fund, make use of its affiliated companies and their employees; provided that the Adviser shall supervise and remain fully responsible for all such services in accordance with and to the extent provided by this Agreement, and further provided that all costs and expenses associated with the providing of services by any such companies or employees and required by this Agreement to be borne by the Adviser shall be borne by the Adviser or its affiliated com-panies.

  5. Compensation of the Adviser. For the services to be rendered and the charges and expenses to be assumed by the Adviser hereunder, the Fund shall pay to the Adviser an advisory fee which will be computed daily and paid as of the last day of each month, using for each daily calculation the most recently de-termined net asset value of each of the Fund's Series, as determined by valua-tions made in accordance with the Fund's procedures for calculating its net as-set value as described in the Fund's Prospectus and/or Statement of Additional Information. The advisory fee to the Adviser shall be computed at the following annual rates: 0.75% of the daily net assets of the INVESCO Advisor Equity Port-folio and INVESCO Advisor Flex Portfolio; 0.90% of the daily net assets of the INVESCO Advisor Real Estate Portfolio; 1.0% of the daily net assets of the INVESCO Advisor MultiFlex Portfolio and the INVESCO Advisor International Value Portfolio; 0.65% of the daily net assets of the INVESCO Advisor Income Portfo-lio, and 0.50% of the daily net assets of the INVESCO Advisor Cash Management Portfolio. During any period when the determination of the Fund's net asset value is suspended by the Directors of the Fund, the net asset value of a share of the Fund as of the last business day prior to such suspension shall, for the purpose of this

                                     A.1.-3

Paragraph 5, be deemed to be the net asset value at the close of each suc-ceeding business day until it is again determined.

  No advisory fee shall be paid to the Adviser with respect to any assets of the Fund's Series which may be invested in any other investment company for which the Adviser serves as investment adviser. The fee provided for hereunder shall be prorated in any month in which this Agreement is not in effect for the entire month. If, in any given year, the sum of a Series' expenses exceeds the state-imposed annual expense limitation to which the Fund is subject, the Adviser will be required to reimburse that Series for such excess expenses promptly. Interest, taxes and extraordinary items such as litigation costs are not deemed expenses for purposes of this paragraph and shall be borne by that Series in any event. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accor-dance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and shall not be deemed to be expenses for purposes of this paragraph.

  6. Avoidance of Inconsistent Positions and Compliance with Laws. In connec-tion with purchases or sales of securities for the investment portfolios of the Fund's Series, neither the Adviser nor its officers or employees will ei-ther act as a principal or agent for any party other than the Fund's Series or receive any commissions. The Adviser will comply with all applicable laws in acting hereunder including, without limitation, the Investment Company Act; the Investment Advisers Act of 1940, as amended; and all rules and regulations duly promulgated under the foregoing.

  7. Duration and Termination. This Agreement has been approved by a majority of the outstanding voting securities of the Fund's Series, and shall become effective as of the date so written above, and unless sooner terminated as hereinafter provided, shall remain in force for an initial term ending two years from the date of execution, and from year to year thereafter, but only as long as such continuance is specifically approved at least annually (i) by a vote of a majority of the outstanding voting securities of the Fund's Series or by the Directors of the Fund, and (ii) by a majority of the Directors of the Fund who are not interested persons of the Adviser or the Fund by votes cast in person at a meeting called for the purpose of voting on such approval.

  This Agreement may, on 60 days' prior written notice, be terminated without the payment of any penalty, by the Directors of the Fund, or by the vote of a majority of the outstanding voting securities of the Fund's Series, as the case may be, or by the Adviser. This Agreement shall immediately terminate in the event of its assignment, unless an order is issued by the SEC condition-ally or unconditionally exempting such assignment from the provisions of Sec-tion 15(a) of the Investment Company Act, in which event this Agreement shall remain in full force and effect subject to the terms and provisions of said order. In interpreting the provisions of this paragraph 7, the definitions contained in Section 2(a) of the Investment Company Act and the applicable rules under the Investment Company Act (particularly the definitions of "in-terested person," "assignment" and "vote of a majority of the outstanding vot-ing securities") shall be applied.

  The Adviser agrees to furnish to the Directors of the Fund such information on an annual basis as may reasonably be necessary to evaluate the terms of this Agreement.

  Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation described in para-graph 5 earned prior to such termination.

  8. Non-Exclusive Services. The Adviser shall, during the term of this Agree-ment, be entitled to render investment advisory services to others, including, without limitation, other investment companies with similar

                                    A.1.-4
objectives to those of the Fund's Series. The Adviser may, when it deems such to be advisable, aggregate orders for its other customers together with any se-curities of the same type to be sold or purchased for the Fund's Series in or-der to obtain best execution and lower brokerage commissions. In such event, the Adviser shall allocate the shares so purchased or sold, as well as the ex-penses incurred in the transaction, in the manner it considers to be most equi-table and consistent with its fiduciary obligations to the Fund's Series and the Adviser's other customers. It is understood that directors, officers, em-ployees and shareholders of the Fund are or may become interested in the Ad-viser and its affiliates, as directors, officers, employees and shareholders or otherwise and that directors, officers, employees and shareholders of the Ad-viser, INVESCO Capital Management, Inc., and their affiliates are or may become interested in the Fund as directors, officers and employees.

  9. Miscellaneous Provisions.

  Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

  Amendments Hereof. No provision of this Agreement may be orally changed or discharged, but may only be modified by an instrument in writing signed by the Fund and the Adviser. In addition, no amendment to this Agreement shall be ef-fective unless approved by (1) the vote of a majority of the Directors of the Fund, including a majority of the Directors who are not parties to this Agree-ment or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (2) the vote of a ma-jority of the outstanding voting securities of any of the Fund's Series as to which such amendment is applicable (other than an amendment which can be effec-tive without shareholder approval under applicable law).

  Severability. Each provision of this Agreement is intended to be severable. If any provision of this Agreement shall be held illegal or made invalid by a court decision, statute, rule or otherwise, such illegality or invalidity shall not affect the validity or enforceability of the remainder of this Agreement.

  Headings. The headings in this Agreement are inserted for convenience and identification only and are in no way intended to describe, interpret, define or limit the size, extent or intent of this Agreement or any provision hereof.

  Applicable Law. This Agreement shall be construed in accordance with the laws of the State of Georgia. To the extent that the applicable laws of the State of Georgia, or any of the provisions herein, conflict with applicable provisions of the Investment Company Act, the latter shall control.

                                     A.1.-5

  IN WITNESS WHEREOF, the Adviser and the Fund each has caused this Agreement to be duly executed on its behalf by an officer thereunto duly authorized, on the date first above written.

                                           INVESCO ADVISOR FUNDS, INC.

                                                    /s/ Hubert L. Harris
                                           By: ________________________________
                                                         President

ATTEST:

         /s/ Tony D. Green
____________________________________
             Secretary

                                           INVESCO SERVICES, INC.

                                                  /s/ John P. Stewart, Jr.
                                           By: ________________________________
                                                   Senior Vice President

ATTEST:

         /s/ Tony D. Green
____________________________________
             Secretary

                                    A.1.-6

                                                                   EXHIBIT A.2.

              [FORM OF PROPOSED SUB-ADVISORY AGREEMENT WITH ICM]

                            SUB-ADVISORY AGREEMENT

  AGREEMENT made this 28th day of February, 1997, by and between INVESCO Serv-ices, Inc. ("ISI"), a Georgia corporation, and INVESCO CAPITAL MANAGEMENT, Inc., a Delaware corporation (the "Sub-Adviser").

                                  WITNESSETH:

  WHEREAS, INVESCO Advisor Funds, Inc. (the "Fund"), is engaged in business as a diversified, open-end management investment company registered under the In-vestment Company Act of 1940, as amended (hereinafter referred to as the "In-vestment Company Act") which is divided into various series (the "Shares"), and which may be divided into additional series, each representing an interest in a separate portfolio of investments; and

  WHEREAS, ISI and the Sub-Adviser are engaged principally in rendering in-vestment advisory services and are registered as investment advisers under the Investment Advisers Act of 1940; and

  WHEREAS, ISI has entered into an Investment Advisory Agreement with the Fund (the "ISI Investment Advisory Agreement"), pursuant to which ISI is required to provide investment and advisory services to the Fund's series, and, upon receipt of written approval of the Fund, is authorized to retain companies which are affiliated with ISI to provide such services; and

  WHEREAS, the Sub-Adviser is willing to provide investment advisory services to five of the Fund's seven series (the INVESCO Advisor Equity Portfolio, the INVESCO Advisor Income Portfolio, the INVESCO Advisor Flex Portfolio, the INVESCO Advisor International Value Portfolio and the INVESCO Advisor Cash Management Portfolio series, hereinafter referred to as the "Series"), on the terms and conditions hereinafter set forth;

  NOW, THEREFORE, in consideration of the mutual covenants hereinafter con-tained, ISI and the Sub-Adviser hereby agree as follows:

                                   ARTICLE I

                           DUTIES OF THE SUB-ADVISER

  ISI hereby employs the Sub-Adviser to act as investment adviser to the Fund and to furnish the investment advisory services described below, subject to the broad supervision of ISI and the Board of Directors of the Fund, for the period and on the terms and conditions set forth in this Agreement. The Sub-Adviser hereby accepts such assignment and agrees during such period, at its own expense, to render such services and to assume the obligations herein set forth for the compensation provided for herein. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and, unless other-wise expressly provided or authorized herein, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund. The Sub-Adviser hereby agrees to manage the investment operations of the Fund's Series, subject to the supervision of the Fund's directors (the "Direc-tors") and ISI. Specifically, the Sub-Adviser agrees to perform the following services:

                                    A.2.-1

   (a) to manage the investment and reinvestment of all the assets, now or hereafter acquired, of the Fund's Series, and to execute all purchases and sales of portfolios securities;

   (b) to maintain a continuous investment program for the Fund's Series, consistent with (i) the Series' investment policies as set forth in the Fund's Articles of Incorporation, Bylaws, and Registration Statement, as from time to time amended, under the Investment Company Act of 1940, and in any Prospectus and/or Statement of Additional Information of the Fund, as from time to time amended and in use under the Securities Act of 1933, as amended, and (ii) the Fund's status as a regulated investment company under the Internal Revenue Code of 1986, as amended;

   (c) to determine what securities are to be purchased or sold for the Fund's Series, unless otherwise directed by the Directors of the Fund or ISI, and to execute transactions accordingly;

   (d) to provide to the Fund's Series the benefit of all of the investment analysis and research, the reviews of current economic conditions and of trends, and the consideration of long-range investment policy now or hereaf-ter generally available to investment advisory customers of the Sub-Adviser;

   (e) to determine what portion of the Fund's Series should be invested in the various types of securities authorized for purchase by the Series; and

   (f) to make recommendations as to the manner in which voting rights, rights to consent to Fund action and any other rights pertaining to the Se-ries' securities shall be exercised.

  With respect to execution of transactions for the Fund's Series, the Sub-Ad-viser is authorized to employ such brokers or dealers as may, in the Sub-Ad-viser's best judgment, implement the policy of the Fund to obtain prompt and reliable execution at the most favorable price obtainable. In assigning an ex-ecution or negotiating the commission to be paid therefor, the Sub-Adviser is authorized to consider the full range and quality of a broker's services which benefit the Fund, including but not limited to research and analytical capa-bilities, reliability of performance, sale of Fund shares, and financial soundness and responsibility. Research services prepared and furnished by bro-kers through which the Sub-Adviser effects securities transactions on behalf of the Fund may be used by the Sub-Adviser in servicing all of its accounts, and not all such services may be used by the Sub-Adviser in connection with the Fund. In the selection of a broker or dealer for execution of any negoti-ated transaction, the Sub-Adviser shall have no duty or obligation to seek ad-vance competitive bidding for the most favorable negotiated commission rate for such transaction, or to select any broker solely on the basis of its pur-ported or "posted" commission rate for such transaction, provided, however, that the Sub-Adviser shall consider such "posted" commission rates, if any, together with any other information available at the time as to the level of commissions known to be charged on comparable transactions by other qualified brokerage firms, as well as all other relevant factors and circumstances, in-cluding the size of any contemporaneous market in such securities, the impor-tance to the Fund of speed, efficiency, and confidentiality of execution, the execution capabilities required by the circumstances of the particular trans-actions, and the apparent knowledge or familiarity with sources from or to whom such securities may be purchased or sold. Where the commission rate re-flects services, reliability and other relevant factors in addition to the cost of execution, the Sub-Adviser shall have the burden of demonstrating that such expenditures were bona fide and for the benefit of the Fund. Fund trans-actions may be effected through qualified broker-dealers who recommend the Fund to their clients, or who act as agent in the purchase of the Fund's shares for their clients. When a number of brokers and dealers can provide comparable best price and execution on a particular transaction, the Sub-Ad-viser may consider the sale of Fund shares by a broker or dealer in selecting among qualified broker-dealers.

                                    A.2.-2

                                  ARTICLE II

                      ALLOCATION OF CHARGES AND EXPENSES

  The Sub-Adviser assumes and shall pay for maintaining the staff and person-nel necessary to perform its obligations under this Agreement, and shall, at its own expense, provide the office space, equipment and facilities necessary to perform its obligations under this Agreement. Except to the extent ex-pressly assumed by the Sub-Adviser herein and except to the extent required by law to be paid by the Sub-Adviser, ISI and/or the Fund shall pay all costs and expenses in connection with the operations of the Fund's Series.

                                  ARTICLE III

                        COMPENSATION OF THE SUB-ADVISER

  For the services rendered, the facilities furnished and expenses assumed by the Sub-Adviser, ISI shall pay to the Sub-Adviser a fee, computed daily and paid as of the last day of each month, using for each daily calculation the most recently determined net asset value of the Fund's Series, as determined by a valuation made in accordance with the Fund's procedures for calculating its net asset value as described in the Fund's Prospectus and/or Statement of Additional Information. The advisory fee to the Sub-Adviser shall be computed at the following annual rates: 0.20% of the INVESCO Advisor Equity Portfolio and the INVESCO Advisor Flex Portfolio Series' daily net assets; 0.10% of the INVESCO Advisor Income Portfolio and INVESCO Advisor Cash Management Portfolio Series' daily net assets; and the following for the INVESCO Advisor Interna-tional Value Portfolio Series: 0.35% on the first $50 million of assets, 0.30% on the next $50 million of assets and 0.25% on daily net assets in excess of $100 million. During any period when the determination of the Series' net as-set value is suspended by the Directors of the Fund, the net asset value of a share of the Fund's Series as of the last business day prior to such suspen-sion shall, for the purpose of this Article III, be deemed to be the net asset value at the close of each succeeding business day until it is again deter-mined. However, no such fee shall be paid to the Sub-Adviser with respect to any assets of the Fund's Series which may be invested in any other investment company for which the Sub-Adviser serves as investment adviser or sub adviser. The fee provided for hereunder shall be prorated in any month in which this Agreement is not in effect for the entire month. The Sub-Adviser shall be en-titled to receive fees hereunder only for such periods as the ISI Investment Advisory Agreement remains in effect.

                                  ARTICLE IV

                         ACTIVITIES OF THE SUB-ADVISER

  The services of the Sub-Adviser to the Fund are not to be deemed to be ex-clusive, the Sub-Adviser and any person controlled by or under common control with the Sub-Adviser (for purposes of this Article IV referred to as "affili-ates") being free to render services to others. It is understood that direc-tors, officers, employees and shareholders of the Fund are or may become in-terested in the Sub-Adviser and its affiliates, as directors, officers, em-ployees and shareholders or otherwise and that directors, officers, employees and shareholders of the Sub-Adviser, ISI and their affiliates are or may be-come interested in the Fund as directors, officers and employees.

                                    A.2.-3

                                   ARTICLE V

    AVOIDANCE OF INCONSISTENT POSITIONS AND COMPLIANCE WITH APPLICABLE LAWS

  In connection with purchases or sales of securities for the investment port-folio of the Fund's Series, neither the Sub-Adviser nor any of its directors, officers or employees will either act as a principal or agent for any party other than the Fund's Series or receive any commissions. The Sub-Adviser will comply with all applicable laws in acting hereunder including, without limita-tion, the Investment Company Act; the Investment Advisers Act of 1940, as amended; and all rules and regulations duly promulgated under the foregoing.

                                  ARTICLE VI

                  DURATION AND TERMINATION OF THIS AGREEMENT

  This Agreement having been approved by a majority of the outstanding voting securities of the Fund's Series, shall become effective as of the date so written above, and shall remain in force for an initial term of two years from the date of execution, and from year to year thereafter until its termination in accordance with this Article VI, but only so long as such continuance is specifically approved at least annually by (i) the Directors of the Fund, or by the vote of a majority of the outstanding voting securities of the Fund's Series, and (ii) a majority of those Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

  This Agreement may be terminated at any time, without the payment of any penalty, by ISI, by the Fund by vote of the Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund's Series, or by the Sub-Adviser. A termination by ISI or the Sub-Adviser shall require sixty days' written notice to the other party and to the Fund, and a termination by the Fund shall require such notice to each of the parties. This Agreement shall automatically terminate in the event of its assignment to the extent re-quired by the Investment Company Act and the rules thereunder.

  The Sub-Adviser agrees to furnish to the Directors of the Fund such informa-tion on an annual basis as may reasonably be necessary to evaluate the terms of this Agreement.

  Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Ar-ticle III hereof earned prior to such termination.

                                  ARTICLE VII

                         AMENDMENTS OF THIS AGREEMENT

  No provision of this Agreement may be orally changed or discharged, but may only be modified by an instrument in writing signed by the Sub-Adviser and ISI. In addition, no amendment to this Agreement shall be effective unless ap-proved by (1) the vote of a majority of the Directors of the Fund, including a majority of the Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (2) the vote of a majority of the outstanding voting securities of any of the Fund's Series as to which such amendment is applicable (other than an amendment which can be effective without shareholder approval under applicable law).

                                    A.2.-4

                                 ARTICLE VIII

                         DEFINITIONS OF CERTAIN TERMS

  In interpreting the provisions of this Agreement, the terms "vote of a ma-jority of the outstanding voting securities," "assignments," "affiliated per-son" and "interested person," when used in this Agreement, shall have the re-spective meanings specified in the Investment Company Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                  ARTICLE IX

                                 GOVERNING LAW

  This Agreement shall be construed in accordance with the laws of the State of Georgia and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of Georgia, or any of the provi-sions herein, conflict with the applicable provisions of the Investment Com-pany Act, the latter shall control.

                                   ARTICLE X

                                 MISCELLANEOUS

  Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

  Severability. Each provision of this Agreement is intended to be severable. If any provision of this Agreement shall be held illegal or made invalid by a court decision, statute, rule or otherwise, such illegality or invalidity shall not affect the validity or enforceability of the remainder of this Agreement.

  Headings. The headings in this Agreement are inserted for convenience and identification only and are in no way intended to describe, interpret, define or limit the size, extent or intent of this Agreement or any provision hereof.

                                    A.2.-5

  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                           INVESCO SERVICES, INC.

                                                 /s/ Hubert L. Harris, Jr.
                                           By: ________________________________
                                                   Hubert L. Harris, Jr.

ATTEST:

    /s/ Tony D. Green President
____________________________________
             Secretary

                                           INVESCO CAPITAL MANAGEMENT, INC.

                                                    /s/ Charles W. Brady
                                           By: ________________________________

ATTEST:

        /s/ Luis A. Aguilar
____________________________________
             Secretary

                                    A.2.-6

                                                                   EXHIBIT A.3.

              [FORM OF PROPOSED SUB-ADVISORY AGREEMENT WITH IMR]

                            SUB-ADVISORY AGREEMENT

  AGREEMENT made this 28th day of February, 1997, by and between INVESCO Serv-ices, Inc. ("ISI"), a Georgia corporation, and INVESCO MANAGEMENT & RESEARCH, Inc., a Massachusetts corporation (the "Sub-Adviser").

                             W I T N E S S E T H:

  WHEREAS, INVESCO ADVISOR FUNDS, INC. (the "Fund") is engaged in business as a diversified, open-end management investment company registered under the In-vestment Company Act of 1940, as amended (hereinafter referred to as the "In-vestment Company Act") which is divided into various series (the "Shares"), and which may be divided into additional series, each representing an interest in a separate portfolio of investments; and

  WHEREAS, ISI and the Sub-Adviser are engaged principally in rendering in-vestment advisory services and are registered as investment advisers under the Investment Advisers Act of 1940; and

  WHEREAS, ISI has entered into an Investment Advisory Agreement with the Fund (the "ISI Investment Advisory Agreement"), pursuant to which ISI is required to provide investment and advisory services to the Fund's series, and, upon receipt of written approval of the Fund, is authorized to retain companies which are affiliated with ISI to provide such services; and

  WHEREAS, the Sub-Adviser is willing to provide investment advisory services to one of the Fund's series (the INVESCO Advisor MultiFlex Portfolio, herein-after referred to as the "Series") on the terms and conditions hereinafter set forth;

  NOW, THEREFORE, in consideration of the premises and the covenants hereinaf-ter contained, ISI and the Sub-Adviser hereby agree as follows:

                                   ARTICLE I

                           DUTIES OF THE SUB-ADVISER

  ISI hereby employs the Sub-Adviser to act as investment adviser to the Fund and to furnish the investment advisory services described below, subject to the broad supervision of ISI and the Board of Directors of the Fund, for the period and on the terms and conditions set forth in this Agreement. The Sub-Adviser hereby accepts such assignment and agrees during such period, at its own expense, to render such services and to assume the obligations herein set forth for the compensation provided for herein. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and, unless other-wise expressly provided or authorized herein, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

  The Sub-Adviser hereby agrees to manage the investment operations of the Fund's Series, subject to the supervision of the Fund's directors (the "Direc-tors") and ISI. Specifically, the Sub-Adviser agrees to perform the following services:

   (a) to manage the investment and reinvestment of all the assets, now or hereafter acquired, of the Fund's Series, and to execute all purchases and sales of portfolios securities;

                                    A.3.-1

   (b) to maintain a continuous investment program for the Fund's Series, consistent with (i) the Series' investment policies as set forth in the Fund's Articles of Incorporation, Bylaws, and Registration Statement, as from time to time amended, under the Investment Company Act of 1940, and in any prospectus and/or statement of additional information of the Fund, as from time to time amended and in use under the Securities Act of 1933, as amended, and (ii) the Fund's status as a regulated investment company under the Internal Revenue Code of 1986, as amended;

   (c) to determine what securities are to be purchased or sold for the Fund's Series, unless otherwise directed by the Directors of the Fund or ISI, and to execute transactions accordingly;

   (d) to provide to the Fund's Series the benefit of all of the investment analysis and research, the reviews of current economic conditions and of trends, and the consideration of long-range investment policy now or hereaf-ter generally available to investment advisory customers of the Sub-Adviser;

   (e) to determine what portion of the Fund's Series should be invested in the various types of securities authorized for purchase by the Series; and

   (f) to make recommendations as to the manner in which voting rights, rights to consent to Fund action and any other rights pertaining to the Se-ries' securities shall be exercised.

  With respect to execution of transactions for the Fund's Series, the Sub-Ad-viser is authorized to employ such brokers or dealers as may, in the Sub-Advis-er's best judgment, implement the policy of the Fund to obtain prompt and reli-able execution at the most favorable price obtainable. In assigning an execu-tion or negotiating the commission to be paid therefor, the Sub-Adviser is au-thorized to consider the full range and quality of a broker's services which benefit the Fund, including but not limited to research and analytical capabil-ities, reliability of performance, sale of Fund shares, and financial soundness and responsibility. Research services prepared and furnished by brokers through which the Sub-Adviser effects securities transactions on behalf of the Fund may be used by the Sub-Adviser in servicing all of its accounts, and not all such services may be used by the Sub-Adviser in connection with the Fund. In the se-lection of a broker or dealer for execution of any negotiated transaction, the Sub-Adviser shall have no duty or obligation to seek advance competitive bid-ding for the most favorable negotiated commission rate for such transaction, or to select any broker solely on the basis of its purported or "posted" commis-sion rate for such transaction, provided, however, that the Sub-Adviser shall consider such "posted" commission rates, if any, together with any other infor-mation available at the time as to the level of commissions known to be charged on comparable transactions by other qualified brokerage firms, as well as all other relevant factors and circumstances, including the size of any contempora-neous market in such securities, the importance to the Fund of speed, efficien-cy, and confidentiality of execution, the execution capabilities required by the circumstances of the particular transactions, and the apparent knowledge or familiarity with sources from or to whom such securities may be purchased or sold. Where the commission rate reflects services, reliability and other rele-vant factors in addition to the cost of execution, the Sub-Adviser shall have the burden of demonstrating that such expenditures were bona fide and for the benefit of the Fund. Fund transactions may be effected through qualified bro-ker-dealers who recommend the Fund to their clients, or who act as agent in the purchase of the Fund's shares for their clients. When a number of brokers and dealers can provide comparable best price and execution on a particular trans-action, the Fund's adviser may consider the sale of Fund shares by a broker or dealer in selecting among qualified broker-dealers.

                                     A.3.-2

                                  ARTICLE II

                      ALLOCATION OF CHARGES AND EXPENSES

  The Sub-Adviser assumes and shall pay for maintaining the staff and person-nel necessary to perform its obligations under this Agreement, and shall, at its own expense, provide the office space, equipment and facilities necessary to perform its obligations under this Agreement. Except to the extent ex-pressly assumed by the Sub-Adviser herein and except to the extent required by law to be paid by the Sub-Adviser, ISI and/or the Fund shall pay all costs and expenses in connection with the operations of the Fund's Series.

                                  ARTICLE III

                        COMPENSATION OF THE SUB-ADVISER

  For the services rendered, the facilities furnished and expenses assumed by the Sub-Adviser, ISI shall pay to the Sub-Adviser a fee, computed daily and paid as of the last day of each month, using for each daily calculation the most recently determined net asset value of the Fund's Series, as determined by a valuation made in accordance with the Fund's procedures for calculating its net asset value as described in the Fund's Prospectus and/or Statement of Additional Information. The advisory fee to the Sub-Adviser shall be computed at the annual rate of 0.30% of the Series' daily net assets on the first $100 million of net assets, 0.25% of daily net assets on the next $400 million of net assets, and 0.20% of daily net assets on assets in excess of $500 mil-lion^. During any period when the determination of the Series' net asset value is suspended by the Directors of the Fund, the net asset value of a share of the Fund's Series as of the last business day prior to such suspension shall, for the purpose of this Article III, be deemed to be the net asset value at the close of each succeeding business day until it is again determined. Howev-er, no such fee shall be paid to the Sub-Adviser with respect to any assets of the Fund's Series which may be invested in any other investment company for which the Sub-Adviser serves as investment adviser or sub adviser. The fee provided for hereunder shall be prorated in any month in which this Agreement is not in effect for the entire month. The Sub-Adviser shall be entitled to receive fees hereunder only for such periods as the ISI Investment Advisory Agreement remains in effect.

                                  ARTICLE IV

                         ACTIVITIES OF THE SUB-ADVISER

  The services of the Sub-Adviser to the Fund are not to be deemed to be ex-clusive, the Sub-Adviser and any person controlled by or under common control with the Sub-Adviser (for purposes of this Article IV referred to as "affili-ates") being free to render services to others. It is understood that direc-tors, officers, employees and shareholders of the Fund are or may become in-terested in the Sub-Adviser and its affiliates, as directors, officers, em-ployees and shareholders or otherwise and that directors, officers, employees and shareholders of the Sub-Adviser, ISI and their affiliates are or may be-come interested in the Fund as directors, officers and employees.

                                    A.3.-3

                                   ARTICLE V

                      AVOIDANCE OF INCONSISTENT POSITIONS
                      AND COMPLIANCE WITH APPLICABLE LAWS

  In connection with purchases or sales of securities for the investment port-folio of the Fund's Series, neither the Sub-Adviser nor any of its directors, officers or employees will either act as a principal or agent for any party other than the Fund's Series or receive any commissions. The Sub-Adviser will comply with all applicable laws in acting hereunder including, without limita-tion, the Investment Company Act; the Investment Advisers Act of 1940, as amended; and all rules and regulations duly promulgated under the foregoing.

                                   ARTICLE VI

                   DURATION AND TERMINATION OF THIS AGREEMENT

  This Agreement having been approved by a majority of the outstanding voting securities of the Fund's Series, shall become effective as of the date so writ-ten above, and shall remain in force for an initial term of two years from the date of execution, and from year to year thereafter until its termination in accordance with this Article VI, but only so long as such continuance is spe-cifically approved at least annually by (i) the Directors of the Fund, or by the vote of a majority of the outstanding voting securities of the Fund's Se-ries, and (ii) a majority of those Directors who are not parties to this Agree-ment or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

  This Agreement may be terminated at any time, without the payment of any pen-alty, by ISI, the Fund by vote of the Directors of the Fund, or by vote of a majority of the outstanding voting securities of the Fund's Series, or by the Sub-Adviser. A termination by ISI or the Sub-Adviser shall require sixty days' written notice to the other party and to the Fund, and a termination by the Fund shall require such notice to each of the parties. This Agreement shall au-tomatically terminate in the event of its assignment to the extent required by the Investment Company Act and the Rules thereunder.

  The Sub-Adviser agrees to furnish to the Directors of the Fund such informa-tion on an annual basis as may reasonably be necessary to evaluate the terms of this Agreement.

  Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Ar-ticle III hereof earned prior to such termination.

                                  ARTICLE VII

                          AMENDMENTS OF THIS AGREEMENT

  No provision of this Agreement may be orally changed or discharged, but may only be modified by an instrument in writing signed by the Sub-Adviser and ISI. In addition, no amendment to this Agreement shall be effective unless approved by (1) the vote of a majority of the Directors of the Fund, including a major-ity of the Directors who are not parties to this Agreement or interested per-sons of any such party cast in person at a meeting called for the purpose of voting on such amendment and (2) the vote of a majority of the outstanding vot-ing securities of any of the Fund's Series as to which such amendment is appli-cable (other than an amendment which can be effective without shareholder ap-proval under applicable law).

                                     A.3.-4

                                  ARTICLE VIII

                          DEFINITIONS OF CERTAIN TERMS

  In interpreting the provisions of this Agreement, the terms "vote of a major-ity of the outstanding voting securities," "assignments," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Secu-rities and Exchange Commission under said Act.

                                   ARTICLE IX

                                 GOVERNING LAW

  This Agreement shall be construed in accordance with the laws of the State of Georgia and the applicable provisions of the Investment Company Act. To the ex-tent that the applicable laws of the State of Georgia, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   ARTICLE X

                                 MISCELLANEOUS

  Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

  Severability. Each provision of this Agreement is intended to be severable. If any provision of this Agreement shall be held illegal or made invalid by a court decision, statute, rule or otherwise, such illegality or invalidity shall not affect the validity or enforceability of the remainder of this Agreement.

  Headings. The headings in this Agreement are inserted for convenience and identification only and are in no way intended to describe, interpret, define or limit the size, extent or intent of this Agreement or any provision hereof.

                                     A.3.-5

  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                           INVESCO SERVICES, INC.


                                           By:   /s/ Hubert L. Harris, Jr.
                                               --------------------------------
                                                         President

ATTEST:

         /s/ Tony D. Green
------------------------------------
             Secretary

                                           INVESCO MANAGEMENT & RESEARCH, INC.


                                           By:      /s/ Frank J. Keeler
                                               --------------------------------
                                                         President

ATTEST:

         /s/ John D. Craven
------------------------------------
             Secretary

                                     A.3.-6

                                                                   EXHIBIT A.4.

              [FORM OF PROPOSED SUB-ADVISORY AGREEMENT WITH IRA]

                            SUB-ADVISORY AGREEMENT

  AGREEMENT made this 28th day of February, 1997, by and between INVESCO Serv-ices, Inc. ("ISI"), a Georgia corporation, and INVESCO Realty Advisors, Inc., a Texas corporation (the "Sub-Adviser").

                             W I T N E S S E T H:

  WHEREAS, INVESCO Advisor Funds, Inc. (the "Fund") is engaged in business as a diversified, open-end management investment company registered under the In-vestment Company Act of 1940, as amended (hereinafter referred to as the "In-vestment Company Act") which is divided into various series (the "Shares"), and which may be divided into additional series, each representing an interest in a separate portfolio of investments; and

  WHEREAS, ISI and the Sub-Adviser are engaged principally in rendering in-vestment advisory services and are registered as investment advisers under the Investment Advisers Act of 1940; and

  WHEREAS, ISI has entered into an Investment Advisory Agreement with the Fund (the "ISI Investment Advisory Agreement"), pursuant to which ISI is required to provide investment and advisory services to the Fund's series, and, upon receipt of written approval of the Fund, is authorized to retain companies which are affiliated with ISI to provide such services; and

  WHEREAS, the Sub-Adviser is willing to provide investment advisory services to those series of the Fund set forth in the appendix hereto, hereinafter re-ferred to as the "Series") on the terms and conditions hereinafter set forth;

  NOW, THEREFORE, in consideration of the mutual covenants hereinafter con-tained, ISI and the Sub-Adviser hereby agree as follows:

                                   ARTICLE I

                           DUTIES OF THE SUB-ADVISER

  ISI hereby employs the Sub-Adviser to act as investment adviser to the Se-ries and to furnish the investment advisory services described below, subject to the broad supervision of ISI and the Board of Directors of the Fund, for the period and on the terms and conditions set forth in this Agreement. The Sub-Adviser hereby accepts such assignment and agrees during such period, at its own expense, to render such services and to assume the obligations herein set forth for the compensation provided for herein. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and, unless oth-erwise expressly provided or authorized herein, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

  The Sub-Adviser hereby agrees to manage the investment operations of the Se-ries, subject to the supervision of the Fund's directors (the "Directors") and ISI. Specifically, the Sub-Adviser agrees to perform the following services:

   (a) to manage the investment and reinvestment of all the assets, now or hereafter acquired, of the Series, and to execute all purchases and sales of portfolios securities;

                                    A.4.-1

   (b) to maintain a continuous investment program for the Series, consistent with (i) the Series' investment policies as set forth in the Fund's Articles of Incorporation, Bylaws, and Registration Statement, as from time to time amended, under the Investment Company Act of 1940, and in any Prospectus and/or Statement of Additional Information of the Fund, as from time to time amended and in use under the Securities Act of 1933, as amended, and (ii) the Fund's status as a regulated investment company under the Internal Reve-nue Code of 1986, as amended;

   (c) to determine what securities are to be purchased or sold for the Se-ries, unless otherwise directed by the Directors of the Fund or ISI, and to execute transactions accordingly;

   (d) to provide to the Series the benefit of all of the investment analysis and research, the reviews of current economic conditions and of trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of the Sub-Adviser;

   (e) to determine what portion of the Series should be invested in the var-ious types of securities authorized for purchase by the Series; and

   (f) to make recommendations as to the manner in which voting rights, rights to consent to Fund action and any other rights pertaining to the Se-ries' securities shall be exercised.

  With respect to execution of transactions for the Series, the Sub-Adviser is authorized to employ such brokers or dealers as may, in the Sub-Adviser's best judgment, implement the policy of the Fund to obtain prompt and reliable exe-cution at the most favorable price obtainable. In assigning an execution or negotiating the commission to be paid therefor, the Sub-Adviser is authorized to consider the full range and quality of a broker's services which benefit the Fund, including but not limited to research and analytical capabilities, reliability of performance, sale of Fund shares, and financial soundness and responsibility. Research services prepared and furnished by brokers through which the Sub-Adviser effects securities transactions on behalf of the Series may be used by the Sub-Adviser in servicing all of its accounts, and not all such services may be used by the Sub-Adviser in connection with the Fund. In the selection of a broker or dealer for execution of any negotiated transac-tion, the Sub-Adviser shall have no duty or obligation to seek advance compet-itive bidding for the most favorable negotiated commission rate for such transaction, or to select any broker solely on the basis of its purported or "posted" commission rate for such transaction, provided, however, that the Sub-Adviser shall consider such "posted" commission rates, if any, together with any other information available at the time as to the level of commis-sions known to be charged on comparable transactions by other qualified bro-kerage firms, as well as all other relevant factors and circumstances, includ-ing the size of any contemporaneous market in such securities, the importance to the Fund of speed, efficiency, and confidentiality of execution, the execu-tion capabilities required by the circumstances of the particular transac-tions, and the apparent knowledge or familiarity with sources from or to whom such securities may be purchased or sold. Where the commission rate reflects services, reliability and other relevant factors in addition to the cost of execution, the Sub-Adviser shall have the burden of demonstrating that such expenditures were bona fide and for the benefit of the Fund. Transactions may be effected through qualified broker-dealers who recommend the Fund to their clients, or who act as agent in the purchase of the Fund's shares for their clients. When a number of brokers and dealers can provide comparable best price and execution on a particular transaction, the Sub-Adviser may consider the sale of Fund shares by a broker or dealer in selecting among qualified broker-dealers.

                                    A.4.-2

                                   ARTICLE II

                       ALLOCATION OF CHARGES AND EXPENSES

  The Sub-Adviser assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall, at its own expense, provide the office space, equipment and facilities necessary to perform its obligations under this Agreement. Except to the extent expressly assumed by the Sub-Adviser herein and except to the extent required by law to be paid by the Sub-Adviser, ISI and/or the Fund shall pay all costs and ex-penses in connection with the operations of the Series.

                                  ARTICLE III

                        COMPENSATION OF THE SUB-ADVISER

  For the services rendered, the facilities furnished and expenses assumed by the Sub-Adviser, ISI shall pay to the Sub-Adviser a fee, computed daily and paid as of the last day of each month, using for each daily calculation the most recently determined net asset value of the Series, as determined by a val-uation made in accordance with the Fund's procedures for calculating its net asset value as described in the Fund's Prospectus and/or Statement of Addi-tional Information. The advisory fee to the Sub-Adviser shall be computed at the annual rates set forth in the appendix hereto. During any period when the determination of the Series' net asset value is suspended by the Directors of the Fund, the net asset value of a share of the Series as of the last business day prior to such suspension shall, for the purpose of this Article III, be deemed to be the net asset value at the close of each succeeding business day until it is again determined. However, no such fee shall be paid to the Sub-Ad-viser with respect to any assets of the Series which may be invested in any other investment company for which the Sub-Adviser serves as investment adviser or sub-adviser. The fee provided for hereunder shall be prorated in any month in which this Agreement is not in effect for the entire month. The Sub-Adviser shall be entitled to receive fees hereunder only for such periods as the ISI Investment Advisory Agreement remains in effect.

                                   ARTICLE IV

                         ACTIVITIES OF THE SUB-ADVISER

  The services of the Sub-Adviser to the Fund are not to be deemed to be exclu-sive, the Sub-Adviser and any person controlled by or under common control with the Sub-Adviser (for purposes of this Article IV referred to as "affiliates") being free to render services to others. It is understood that directors, offi-cers, employees and shareholders of the Fund are or may become interested in the Sub-Adviser and its affiliates, as directors, officers, employees and shareholders or otherwise and that directors, officers, employees and share-holders of the Sub-Adviser, ISI and their affiliates are or may become inter-ested in the Fund as directors, officers and employees.

                                     A.4.-3

                                   ARTICLE V

                      AVOIDANCE OF INCONSISTENT POSITIONS
                      AND COMPLIANCE WITH APPLICABLE LAWS

  In connection with purchases or sales of securities for the investment port-folio of the Series, neither the Sub-Adviser nor any of its directors, offi-cers or employees will either act as a principal or agent for any party other than the Series or receive any commissions. The Sub-Adviser will comply with all applicable laws in acting hereunder including, without limitation, the In-vestment Company Act; the Investment Advisers Act of 1940, as amended; and all rules and regulations duly promulgated under the foregoing.

                                  ARTICLE VI

                  DURATION AND TERMINATION OF THIS AGREEMENT

  This Agreement having been approved by a majority of the outstanding voting securities of the Series, shall become effective as of the date so written above, and shall remain in force for an initial term of two years from the date of execution, and from year to year thereafter until its termination in accordance with this Article VI, but only so long as such continuance is spe-cifically approved at least annually by (i) the Directors of the Fund, or by the vote of a majority of the outstanding voting securities of the Series, and
(ii) a majority of those Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

  This Agreement may be terminated at any time, without the payment of any penalty, by ISI, by the Fund by vote of the Directors of the Fund or by vote of a majority of the outstanding voting securities of the Series, or by the Sub-Adviser. A termination by ISI or the Sub-Adviser shall require sixty days' written notice to the other party and to the Fund, and a termination by the Fund shall require such notice to each of the parties. This Agreement shall automatically terminate in the event of its assignment to the extent required by the Investment Company Act and the rules thereunder.

  The Sub-Adviser agrees to furnish to the Directors of the Fund such informa-tion on an annual basis as may reasonably be necessary to evaluate the terms of this Agreement.

  Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Ar-ticle III hereof earned prior to such termination.

                                  ARTICLE VII

                         AMENDMENTS OF THIS AGREEMENT

  No provision of this Agreement may be orally changed or discharged, but may only be modified by an instrument in writing signed by the Sub-Adviser and ISI. In addition, no amendment to this Agreement shall be effective unless ap-proved by (1) the vote of a majority of the Directors of the Fund, including a majority of the Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (2) the vote of a majority of the outstanding voting securities of the Series (other than an amendment which can be effec-tive without shareholder approval under applicable law).

                                    A.4.-4

                                 ARTICLE VIII

                         DEFINITIONS OF CERTAIN TERMS

  In interpreting the provisions of this Agreement, the terms "vote of a ma-jority of the outstanding voting securities," "assignments," "affiliated per-son" and "interested person," when used in this Agreement, shall have the re-spective meanings specified in the Investment Company Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                  ARTICLE IX

                                 GOVERNING LAW

  This Agreement shall be construed in accordance with the laws of the State of Georgia and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of Georgia, or any of the provi-sions herein, conflict with the applicable provisions of the Investment Com-pany Act, the latter shall control.

                                   ARTICLE X

                                 MISCELLANEOUS

  Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

  Severability. Each provision of this Agreement is intended to be severable. If any provision of this Agreement shall be held illegal or made invalid by a court decision, statute, rule or otherwise, such illegality or invalidity shall not affect the validity or enforceability of the remainder of this Agreement.

  Headings. The headings in this Agreement are inserted for convenience and identification only and are in no way intended to describe, interpret, define or limit the size, extent or intent of this Agreement or any provision hereof.

                                    A.4.-5

  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                           INVESCO SERVICES, INC.

                                                 /s/ John P. Stewart, Jr.
                                           By: ________________________________
                                                   Senior Vice President

ATTEST:

         /s/ Tony D. Green
____________________________________
             Secretary

                                           INVESCO REALTY ADVISORS, INC.

                                                   /s/ David A. Ridley
                                           By: ________________________________

ATTEST:

        /s/ Shellie M. Sims
____________________________________
             Secretary

                                    A.4.-6

                       APPENDIX TO SUB-ADVISORY AGREEMENT

Sub-Adviser: INVESCO Realty Advisors, Inc.

    Fund                        Series                            Fee*
    ----                        ------                            ----
INVESCO Advisor Funds,   Real Estate Portfolio 0.35% (on assets up to $100 million);
 Inc. ..................                       0.25% (on assets in excess of $100 million)

--------
* Expressed as a percentage of the average daily value of net assets of the Se-ries.

                                     A.4.-7

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISERS WITH SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY; EQUITY INCOME FUNDS


  EQUITY               1940 ACT     ADVISER      SUB-    ADVISORY FEE      SUB-ADVISORY       NET ASSETS (AT
  INCOME FUNDS         OBJECTIVE                 ADVISER RATE (BASED ON    FEE RATE           OCTOBER 31,
                                                         AVERAGE NET       (BASED ON          1996)
                                                         ASSETS)           AVERAGE NET
                                                                           ASSETS)
------------------------------------------------------------------------------------------------------------
  INDUSTRIAL           Current      INVESCO      INVESCO .60% of the first .25% of the first  $4,206,106,717
  INCOME FUND          Income       Funds Group, Trust   $350 million;     $200 million;
                                    Inc.         Company .55% of the next  .20% over
                                                         $350 million;     $200 million
                                                         .50% over
                                                         $700 million
------------------------------------------------------------------------------------------------------------
  UTILITIES PORTFOLIO  Capital      INVESCO      INVESCO .75% of the first .25% of the first    $152,742,377
                       Appreciation Funds Group, Trust   $350 million;     $200 million;
                       and Income   Inc.         Company .65% of the next  .20% over
                                                         $350 million;     $200 million
                                                         .55% over
                                                         $700 million
------------------------------------------------------------------------------------------------------------
  VIF-INDUSTRIAL       Current      INVESCO      INVESCO .75% of the first .375% of the first    $19,167,082
  INCOME PORTFOLIO     Income       Funds Group, Trust   $500 million;     $500 million;
                                    Inc.         Company .65% of the next  .325% of the next
                                                         $500 million;     $500 million;
                                                         .55% over         .275% over
                                                         $1 billion        $1 billion
------------------------------------------------------------------------------------------------------------
  VIF-UTILITIES        Capital      INVESCO      INVESCO .60% of the first .30% of the first      $1,295,949
  PORTFOLIO            Appreciation Funds Group, Trust   $500 million;     $500 million;
                       and Income   Inc.         Company .55% of the next  .275% of the next
                                                         $500 million;     $500 million;
                                                         .45% over         .225% over
                                                         $1 billion        $1 billion

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISERS WITH SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY; EQUITY INCOME FUNDS


  EQUITY            1940 ACT  ADVISER    SUB-    ADVISORY FEE   SUB-ADVISORY      NET ASSETS (AT
  INCOME FUNDS      OBJECTIVE            ADVISER RATE (BASED ON FEE RATE          OCTOBER 31,
                                                 AVERAGE NET    (BASED ON         1996)
                                                 ASSETS)        AVERAGE NET
                                                                ASSETS)
------------------------------------------------------------------------------------------------
  AMERICAN          High      Investment INVESCO .75%           .50% of the first  $320,023,507
  SKANDIA TRUST --  Current   Management Trust                  $25 million;
  EQUITY INCOME     Income;   Inc.       Company                .45% of the next
  PORTFOLIO         Capital                                     $50 million;
                    Growth                                      .40% of the next
                    Secondary                                   $25 million;
                                                                .35% over
                                                                $100 million

 * Indicates whether fee has been waived or absorbed during the Fund's past fiscal year.

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISERS WITH SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY; GROWTH & VALUE FUNDS


  GROWTH &      1940 ACT     ADVISER        SUB-       ADVISORY FEE      SUB-ADVISORY      NET ASSETS (AT
  VALUE         OBJECTIVE                   ADVISER    RATE (BASED ON    FEE RATE          OCTOBER 31,
  FUNDS                                                AVERAGE NET       (BASED ON         1996)
                                                       ASSETS)           AVERAGE NET
                                                                         ASSETS)
---------------------------------------------------------------------------------------------------------
  VALUE EQUITY  Capital      INVESCO        INVESCO    .75% of the first .20% of the first  $221,736,052
  FUND          Appreciation Funds Group,   Capital    $500 million;     $500 million;
                and Income   Inc.           Management .65% of the next  .17% of the next
                                                       $500 million;     $500 million;
                                                       .50% over         .13% over
                                                       $1 billion        $1 billion
---------------------------------------------------------------------------------------------------------
  GROWTH FUND   Long-Term    INVESCO        INVESCO    .60% of the first .25% of the first  $650,140,716
                Capital      Funds Group,   Trust      $350 million;     $200 million;
                Growth;      Inc.           Company    .55% of the next  .20% over
                Current                                $350 million;     $200 million
                Income                                 .50% over
                Secondary                              $700 million
---------------------------------------------------------------------------------------------------------
  DYNAMICS      Capital      INVESCO        INVESCO    .60% of the first .25% of the first  $836,458,920
  FUND          Appreciation Funds Group,   Trust      $350 million;     $200 million;
                             Inc.           Company    .55% of the next  .20% over
                                                       $350 million;     $200 million
                                                       .50% over
                                                       $700 million
---------------------------------------------------------------------------------------------------------
  EMERGING      Long-Term    INVESCO        INVESCO    .75% of the first .25% of the first  $275,668,167
  GROWTH FUND*  Capital      Funds Group,   Trust      $350 million;     $200 million;
                Growth       Inc.           Company    .65% of the next  .20% over
                                                       $350 million;     $200 million
                                                       .55% over
                                                       $700 million
---------------------------------------------------------------------------------------------------------
  SMALL         Long-Term    INVESCO        INVESCO    .75%              .375%               $47,292,558
  COMPANY       Capital      Funds Group,   Management
  FUND*         Growth       Inc.           & Research
---------------------------------------------------------------------------------------------------------
  EQUITY        Capital      INVESCO        INVESCO    .75%              .20%               $134,188,186
  PORTFOLIO     Appreciation Services, Inc. Management
                and Income                  & Research

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISERS WITH SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY; GROWTH & VALUE FUNDS


  GROWTH &         1940 ACT   ADVISER      SUB-       ADVISORY FEE       SUB-ADVISORY      NET ASSETS (AT
  VALUE            OBJECTIVE               ADVISER    RATE (BASED ON     FEE RATE          OCTOBER 31,
  FUNDS                                               AVERAGE NET        (BASED ON         1996)
                                                      ASSETS)            AVERAGE NET
                                                                         ASSETS)
---------------------------------------------------------------------------------------------------------
  JOHN HANCOCK     Aggressive John Hancock INVESCO    .80% first         .55% first          $9,621,404
  VARIABLE SERIES  Growth                  Management $100 million;      $100 million;
  TRUST -- SMALL                           & Research .75%               .50% next
  CAP VALUE                                           $100-$200 million; $100 million;
  FUND                                                .65% over          .40% over
                                                      $200 million       $200 million
---------------------------------------------------------------------------------------------------------
  MAXIM            Long-Term  Great West   INVESCO    1%                 .55% of the first   $2,997,147
  INVESCO          Capital    Life         Trust                         $25 million;
  SMALL-CAP        Growth     Assurance    Company                       .50% of the next
  GROWTH                      Company                                    $50 million;
  PORTFOLIO                                                              .40% of the next
                                                                         $25 million;
                                                                         .35% over
                                                                         $100 million

 * Indicates whether fee has been waived or absorbed during the Fund's past fiscal year.

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISERS WITH SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY; SECTOR FUNDS


  SECTOR FUNDS   1940 ACT     ADVISER SUB-    ADVISORY FEE      SUB-ADVISORY      NET ASSETS (AT
                 OBJECTIVE            ADVISER RATE (BASED ON    FEE RATE          OCTOBER 31,
                                              AVERAGE NET       (BASED ON         1996)
                                              ASSETS)           AVERAGE NET
                                                                ASSETS)
------------------------------------------------------------------------------------------------
  ENERGY         Capital      INVESCO INVESCO .75% of the first .25% of the first  $236,169,412
  PORTFOLIO      Appreciation Funds   Trust   $350 million;     $200 million;
                              Group,  Company .65% of the next  .20% over
                              Inc.            $350 million;     $200 million
                                              .55% over
                                              $700 million
------------------------------------------------------------------------------------------------
  ENVIRONMENTAL  Capital      INVESCO INVESCO .75% of the first .25% of the first   $26,793,694
  SERVICES       Appreciation Funds   Trust   $350 million;     $200 million;
  PORTFOLIO                   Group,  Company .65% of the next  .20% over
                              Inc.            $350 million;     $200 million
                                              .55% over
                                              $700 million
------------------------------------------------------------------------------------------------
  FINANCIAL      Capital      INVESCO INVESCO .75% of the first .25% of the first  $542,687,937
  SERVICES       Appreciation Funds   Trust   $350 million;     $200 million;
  PORTFOLIO                   Group,  Company .65% of the next  .20% over
                              Inc.            $350 million;     $200 million
                                              .55% over
                                              $700 million
------------------------------------------------------------------------------------------------
  GOLD           Capital      INVESCO INVESCO .75% of the first .25% of the first  $277,892,364
  PORTFOLIO      Appreciation Funds   Trust   $350 million;     $200 million;
                              Group,  Company .65% of the next  .20% over
                              Inc.            $350 million;     $200 million
                                              .55% over
                                              $700 million
------------------------------------------------------------------------------------------------
  HEALTH         Capital      INVESCO INVESCO .75% of the first .25% of the first  $933,828,112
  SCIENCES       Appreciation Funds   Trust   $350 million;     $200 million;
  PORTFOLIO                   Group,  Company .65% of the next  .20% over
                              Inc.            $350 million;     $200 million
                                              .55% over
                                              $700 million

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISERS WITH SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY; SECTOR FUNDS


  SECTOR FUNDS     1940 ACT     ADVISER   SUB-      ADVISORY FEE      SUB-ADVISORY       NET ASSETS (AT
                   OBJECTIVE              ADVISER   RATE (BASED ON    FEE RATE           OCTOBER 31,
                                                    AVERAGE NET       (BASED ON          1996)
                                                    ASSETS)           AVERAGE NET
                                                                      ASSETS)
-------------------------------------------------------------------------------------------------------
  LEISURE          Capital      INVESCO   INVESCO   .75% of the first .25% of the first   $252,297,128
  PORTFOLIO        Appreciation Funds     Trust     $350 million;     $200 million;
                                Group,    Company   .65% of the next  .20% over
                                Inc.                $350 million;     $200 million
                                                    .55% over
                                                    $700 million
-------------------------------------------------------------------------------------------------------
  TECHNOLOGY       Capital      INVESCO   INVESCO   .75% of the first .25% of the first   $789,610,651
  PORTFOLIO        Appreciation Funds     Trust     $350 million;     $200 million;
                                Group,    Company   .65% of the next  .20% over
                                Inc.                $350 million;     $200 million
                                                    .55% over
                                                    $700 million
-------------------------------------------------------------------------------------------------------
  WORLDWIDE        Capital      INVESCO   INVESCO   .65% of the first .325% of the first    $4,225,087
  CAPITAL          Appreciation Funds     Trust     $500 million;     $500 million;
  GOODS FUND*                   Group,    Company   .55% of the next  .275% of the next
                                Inc.                $500 million;     $500 million;
                                                    .45% over         .225% over
                                                    $1 billion        $1 billion
-------------------------------------------------------------------------------------------------------
  WORLDWIDE        Capital      INVESCO   INVESCO   .65% of the first .325% of the first   $51,218,075
  COMMUNICATIONS   Appreciation Funds     Trust     $500 million;     $500 million;
  FUND             and Income   Group,    Company   .55% of the next  .275% of the next
                                Inc.                $500 million;     $500 million
                                                    .45% over         .225% over
                                                    $1 billion        $1 billion
-------------------------------------------------------------------------------------------------------
  REAL ESTATE      Capital      INVESCO   INVESCO   .90%              .35% of the first    $15,293,490
  PORTFOLIO        Appreciation Services, Realty                      $100 million;
                   and Income   Inc.      Advisers,                   .25% over
                                          Inc.                        $100 million
-------------------------------------------------------------------------------------------------------
  GLOBAL HEALTH    Capital      INVESCO   None      1.0%              N/A                 $455,821,034
  SCIENCES FUND**  Appreciation Trust
                                Company,
                                Inc.

 * Indicates whether fee has been waived or absorbed during the Fund's past fiscal year.
** Closed-end Fund

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISERS WITH SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY; INTERNATIONAL FUNDS


  INTERNATIONAL   1940 ACT     ADVISER SUB-       ADVISORY FEE      SUB-ADVISORY       NET ASSETS (AT
  FUNDS           OBJECTIVE            ADVISER    RATE (BASED ON    FEE RATE           OCTOBER 31,
                                                  AVERAGE NET       (BASED ON          1996)
                                                  ASSETS)           AVERAGE NET
                                                                    ASSETS)
-----------------------------------------------------------------------------------------------------
  INTERNATIONAL   Capital      INVESCO INVESCO    1.0% of the first .25% of the first    $94,586,594
  GROWTH          Appreciation Funds   Asset      $500 million;     $500 million;
  FUND            and Income   Group,  Management .75% of the next  .1875% of the next
                               Inc.               $500 million;     $500 million;
                                                  .65% over         .1625% over
                                                  $1 billion        $1 billion
-----------------------------------------------------------------------------------------------------
  EUROPEAN        Capital      INVESCO INVESCO    .75% of the first .45% of the first   $300,588,228
  FUND            Appreciation Funds   Asset      $350 million;     $350 million;
                               Group,  Management .65% of the next  .40% of the next
                               Inc.               $350 million;     $350 million;
                                                  .55% over         .35% over
                                                  $700 million      $700 million
-----------------------------------------------------------------------------------------------------
  PACIFIC         Capital      INVESCO INVESCO    .75% of the first .45% of the first   $149,869,919
  BASIN           Appreciation Funds   Asset      $350 million;     $350 million;
  FUND                         Group,  Management .65% of the next  .40% of the next
                               Inc.               $350 million;     $350 million;
                                                  .55% over         .35% over
                                                  $700 million      $700 million
-----------------------------------------------------------------------------------------------------
  EUROPEAN        Capital      INVESCO INVESCO    .75% of the first .375% of the first  $117,484,141
  SMALL           Appreciation Funds   Asset      $500 million;     $500 million;
  COMPANY                      Group,  Management .65% of the next  .325% of the next
  FUND                         Inc.               $500 million;     $500 million;
                                                  .55% over         .275% over
                                                  $1 billion        $1 billion

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISERS WITH SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY; INTERNATIONAL FUNDS


  INTERNATIONAL   1940 ACT     ADVISER   SUB-       ADVISORY FEE      SUB-ADVISORY       NET ASSETS (AT
  FUNDS           OBJECTIVE              ADVISER    RATE (BASED ON    FEE RATE           OCTOBER 31,
                                                    AVERAGE NET       (BASED ON          1996)
                                                    ASSETS)           AVERAGE NET
                                                                      ASSETS)
-------------------------------------------------------------------------------------------------------
  LATIN           Capital      INVESCO   INVESCO    .75% of the first .375% of the first  $32,864,679
  AMERICAN        Appreciation Funds     Asset      $500 million;     $500 million;
  GROWTH                       Group,    Management .65% of the next  .325% of the next
  FUND*                        Inc.                 $500 million;     $500 million;
                                                    .55% over         .275% over
                                                    $1 billion        $1 billion
-------------------------------------------------------------------------------------------------------
  ASIAN           Capital      INVESCO   INVESCO    .75% of the first .375% of the first  $16,483,400
  GROWTH          Appreciation Funds     Asian      $500 million;     $500 million;
  FUND*                        Group,    Limited    .65% of the next  .325% of the next
                               Inc.                 $500 million;     $500 million;
                                                    .55% over         .275% over
                                                    $1 billion        $1 billion
-------------------------------------------------------------------------------------------------------
  INTERNATIONAL   Capital      INVESCO   INVESCO    1.0%              .35% of the first   $42,820,898
  VALUE           Appreciation Services, Capital                      $50 million;
  PORTFOLIO       and Income   Inc.      Management                   .30% of the next
                                                                      $50 million;
                                                                      .25% over
                                                                      $100 million

* Indicates whether the fee has been waived or absorbed during the Fund's past fiscal year.

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISERS WITH SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY; BALANCED FUNDS


  BALANCED     1940 ACT     ADVISER   SUB-       ADVISORY FEE      SUB-ADVISORY       NET ASSETS
  FUNDS        OBJECTIVE              ADVISER    RATE (BASED ON    FEE RATE           (AT OCTOBER 31,
                                                 AVERAGE NET       BASED ON           1996)
                                                 ASSETS)           AVERAGE NET
                                                                   ASSETS
-----------------------------------------------------------------------------------------------------
  BALANCED     Capital      INVESCO   INVESCO    .60% of the first .30% of the first    $130,629,237
  FUND*        Appreciation Funds     Trust      $350 million;     $350 million;
               and Income   Group,    Company    .55% of the next  .275% of the next
                            Inc.                 $350 million;     $350 million;
                                                 .50% over         .25% over
                                                 $700 million      $1 billion
-----------------------------------------------------------------------------------------------------
  MULTI-ASSET  Capital      INVESCO   INVESCO    .75% of the first .375% of the first    $12,702,769
  ALLOCATION   Appreciation Funds     Management $500 million;     $500 million;
  FUND*        and Income   Group,    & Research .65% of the next  .325% of the next
                            Inc.                 $500 million;     $500 million;
                                                 .50% over         .25% over
                                                 $1 billion        $1 billion
-----------------------------------------------------------------------------------------------------
  TOTAL        Capital      INVESCO   INVESCO    .75% of the first .20% of the first  $1,129,593,849
  RETURN       Appreciation Funds     Capital    $500 million;     $500 million;
  FUND         and Income   Group,    Management .65% of the next  .17% of the next
                            Inc.                 $500 million;     $500 million;
                                                 .50% over         .13 over
                                                 $1 billion        $1 billion
-----------------------------------------------------------------------------------------------------
  MULTIFLEX    Capital      INVESCO   INVESCO    1%                .35 of the first     $243,766,866
  PORTFOLIO    Appreciation Services, Management                   $500 million;
               and Income   Inc.      & Research                   .25% over
                                                                   $500 million
-----------------------------------------------------------------------------------------------------
  FLEX         Capital      INVESCO   INVESCO    .75%              .20%                 $473,695,882
  PORTFOLIO    Appreciation Services, Capital
               and Income   Inc.      Management
-----------------------------------------------------------------------------------------------------
  VIF-TOTAL    Capital      INVESCO   INVESCO    .75% of the first .375% of the first    $12,525,451
  RETURN       Appreciation Funds     Capital    $500 million;     $500 million;
  PORTFOLIO*   and Income   Group,    Management .65% of the next  .325% of the next
                            Inc.                 $500 million;     $500 million;
                                                 .55% over         .275% over
                                                 $1 billion        $1 billion
-----------------------------------------------------------------------------------------------------
  MAXIM        Capital      Great     INVESCO    1%                .55% of first          $5,909,241
  INVESCO      Appreciation West      Trust                        $50 million;
  ADR          and Income   Life      Company                      .50% of next
  PORTFOLIO                 Assurance                              $50 million;
                            Company                                .40% over
                                                                   $100 million

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISERS WITH SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY; BALANCED FUNDS


  BALANCED   1940 ACT     ADVISER    SUB-    ADVISORY FEE   SUB-ADVISORY      NET ASSETS
  FUNDS      OBJECTIVE               ADVISER RATE (BASED ON FEE RATE          (AT OCTOBER 31,
                                             AVERAGE NET    (BASED ON         1996)
                                             ASSETS)        AVERAGE NET
                                                            ASSETS)
---------------------------------------------------------------------------------------------
  MAXIM      Capital      Great West INVESCO 1%             .50% of first       $2,997,147
  INVESCO    Appreciation Life       Trust                  $25 million;
  BALANCE    and Income   Assurance  Company                .45% of next
  PORTFOLIO               Company                           $50 million;
                                                            .40% of next
                                                            $25 million;
                                                            .35% in excess of
                                                            $100 million

* Indicates whether fee has been waived or absorbed during the Fund's past fis-cal year.

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISERS WITH SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY; INCOME FUNDS


  INCOME FUNDS     1940 ACT     ADVISER SUB-       ADVISORY FEE      SUB-ADVISORY      NET ASSETS (AT
                   OBJECTIVE            ADVISER    RATE (BASED ON    FEE RATE          OCTOBER 31,
                                                   AVERAGE NET       (BASED ON         1996)
                                                   ASSETS)           AVERAGE NET
                                                                     ASSETS)
-----------------------------------------------------------------------------------------------------
  SHORT-TERM BOND  Current      INVESCO INVESCO    .50% of the first .25% of the first   $10,884,689
  FUND*            Income;      Funds   Trust      $300 million;     $300 million;
                   Liquidity    Group,  Company    .40% of the next  .20% of the next
                                Inc.               $200 million;     $200 million;
                                                   .30% over         .15% over
                                                   $500 million      $500 million
-----------------------------------------------------------------------------------------------------
  INTERMEDIATE     Capital      INVESCO INVESCO    .60% of the first .16% of the first   $44,684,053
  GOVERNMENT       Appreciation Funds   Capital    $500 million;     $500 million;
  BOND FUND*       and Income   Group,  Management .50% of the next  .13% of the next
                                Inc.               $500 million;     $500 million;
                                                   .40% over         .11% over
                                                   $1 billion        $1 billion
-----------------------------------------------------------------------------------------------------
  U.S. GOVERNMENT  Current      INVESCO INVESCO    .55% of the first .25% of the first   $58,176,601
  SECURITIES       Income       Funds   Trust      $300 million;     $200 million;
  FUND*                         Group,  Company    .45% of the next  .20% over
                                Inc.               $200 million;     $200 million
                                                   .35% over
                                                   $500 million
-----------------------------------------------------------------------------------------------------
  SELECT INCOME    Current      INVESCO INVESCO    .55% of the first .25% of the first  $265,380,728
  FUND*            Income       Funds   Trust      $300 million;     $200 million;
                                Group,  Company    .45% of the next  .20% over
                                Inc.               $200 million;     $200 million
                                                   .35% over
                                                   $500 million
-----------------------------------------------------------------------------------------------------
  HIGH YIELD       Current      INVESCO INVESCO    .50% of the first .25% of the first  $398,615,748
  FUND*            Income       Funds   Trust      $300 million;     $200 million;
                                Group,  Company    .40% of the next  .20% over
                                Inc.               $200 million;     $200 million
                                                   .30% over
                                                   $500 million

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISERS WITH SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY; INCOME FUNDS


  INCOME FUNDS    1940 ACT     ADVISER   SUB-       ADVISORY FEE      SUB-ADVISORY      NET ASSETS (AT
                  OBJECTIVE              ADVISER    RATE (BASED ON    FEE RATE          OCTOBER 31,
                                                    AVERAGE NET       (BASED ON         1996)
                                                    ASSETS)           AVERAGE NET
                                                                      ASSETS)
------------------------------------------------------------------------------------------------------
  VIF-HIGH YIELD  Current      INVESCO   INVESCO    .60% of the first .30% of the first  $11,404,398
  FUND*           Income       Funds     Trust      $500 million;     $500 million;
                               Group,    Company    .55% of the next  .275% of the next
                               Inc.                 $500 million;     $500 million;
                                                    .45% over         .225% of over
                                                    $1 billion        $1 billion
------------------------------------------------------------------------------------------------------
  INCOME          Capital      INVESCO   INVESCO    .65% *            .10%               $27,752,586
  PORTFOLIO       Appreciation Services, Capital
                  and Income   Inc.      Management

 * Indicates whether fee has been waived or absorbed during the Fund's past fiscal year.

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISERS WITH SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY; MONEY MARKET FUNDS


  MONEY            1940 ACT        ADVISER     SUB-       ADVISORY FEE      SUB-ADVISORY NET ASSETS (AT
  MARKET FUNDS     OBJECTIVE                   ADVISER    RATE (BASED ON    FEE RATE     OCTOBER 31,
                                                          AVERAGE NET       (BASED ON    1996)
                                                          ASSETS)           AVERAGE NET
                                                                            ASSETS)
-------------------------------------------------------------------------------------------------------
  TAX-FREE         High Level of   INVESCO     INVESCO    .50% of the first .15%           $58,199,973
  MONEY FUND       Current Income; Funds       Trust      $300 million;
                   Preservation of Group,      Company    .40% of the next
                   Capital and     Inc.                   $200 million;
                   Liquidity;                             .30% over
                   Exempt from                            $500 million
                   Federal Tax
-------------------------------------------------------------------------------------------------------
  CASH             High Level of   INVESCO     INVESCO    .50% of the first .15%          $703,240,532
  RESERVES         Current Income; Funds       Trust      $300 million;
  FUND             Preservation of Group,      Company    .40% of the next
                   Capital and     Inc.                   $200 million;
                   Liquidity                              .30% over
                                                          $500 million
-------------------------------------------------------------------------------------------------------
  U.S. GOVERNMENT  High Level of   INVESCO     INVESCO    .50% of the first .15%           $77,458,340
  MONEY FUND       Current Income; Funds       Trust      $300 million;
                   Preservation of Group,      Company    .40% of the next
                   Capital and     Inc                    $200 million;
                   Liquidity                              .30% over
                                                          $500 million
-------------------------------------------------------------------------------------------------------
  CASH             High Level of   INVESCO     INVESCO    .50%              .10%           $19,283,604
  MANAGEMENT       Current Income; Services,   Capital
  PORTFOLIO        Preservation of Inc.        Management
                   Capital and
                   Liquidity
-------------------------------------------------------------------------------------------------------
  TREASURER'S      High Level of   INVESCO     None       .25%              N/A           $155,101,615
  MONEY MARKET     Current Income; Capital
  RESERVE          Preservation of Management,
  FUND             Capital and     Inc.
                   Liquidity

                                                                       EXHIBIT B

FUNDS ADVISED BY THE ADVISER OR THE SUB-ADVISERS WITH SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES TO THOSE OF THE COMPANY; MONEY MARKET FUNDS


  MONEY          1940 ACT        ADVISER     SUB-    ADVISORY FEE   SUB-ADVISORY NET ASSETS (AT
  MARKET FUNDS   OBJECTIVE                   ADVISER RATE (BASED ON FEE RATE     OCTOBER 31,
                                                     AVERAGE NET    (BASED ON    1996)
                                                     ASSETS)        AVERAGE NET
                                                                    ASSETS)
-----------------------------------------------------------------------------------------------
  TREASURER'S    High Level of   INVESCO     None    .25%           N/A           $23,039,126
  TAX-EXEMPT     Current Income; Capital
  RESERVE FUND   Preservation of Management,
                 Capital and     Inc.
                 Liquidity;
                 Exempt from
                 Federal Tax

 * Indicates whether fee has been waived or absorbed during the Fund's past fiscal year.